UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801
Seattle, WA 98101
(Address of principal executive offices) (Zip code)

J. Glenn Haber
601 Union Street, Suite 2801
Seattle, WA 98101
(Name and address of agent for service)

(800) 248-6314
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Item 1. Report to Stockholders.

Annual Report
RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
March 31, 2006

T A B L E O F C O N T E N T S

LETTER TO SHAREHOLDERS	3

COMMENTS FROM INVESTMENT ADVISOR	4

PORTFOLIO INVESTMENT RETURNS
Small/Mid Cap Equity Portfolio	5
Mid Cap Equity Portfolio	6
Core Equity Portfolio	7
Growth Equity Portfolio	8
Balanced Portfolio	9
Intermediate Fixed Income Portfolio	10

FUND EXPENSES	12

SCHEDULES OF INVESTMENTS
Small/Mid Cap Equity Portfolio	14
Mid Cap Equity Portfolio	17
Core Equity Portfolio	20
Growth Equity Portfolio	23
Balanced Portfolio	25
Intermediate Fixed Income Portfolio	28

STATEMENTS OF ASSETS AND LIABILITIES	30

STATEMENTS OF OPERATIONS	32

STATEMENTS OF CHANGES IN NET ASSETS	34

FINANCIAL HIGHLIGHTS	37

NOTES TO FINANCIAL STATEMENTS	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

DIRECTORY OF FUNDS’ SERVICE PROVIDERS	53

GENERAL INFORMATION	55

INDEX DESCRIPTIONS	56

601 Union Street, Suite 2801
Seattle, Washington 98101
800.248.6314
www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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L E T T E R T O S H A R E H O L D E R S

Dear Shareholders,

As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder, I’d like to express once again our appreciation for your valued investment in one of the six Portfolios covered in this report. This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2006. Also, you will see commentaries for each of the six Portfolios, which cover the last 12 months or the period since their inception, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a Report of the Independent Registered Public Accounting Firm, written by KPMG LLP.
Returns for equities were quite impressive for the 12 months ending March 31, 2006. All of our Portfolios investing in stocks enjoyed double-digit returns and nicely outperformed their primary index benchmarks. The Small/Mid Cap Equity Portfolio gained 34.04% for the year ending March 31, versus the 24.05% return of the Russell 2500™Index. The Mid Cap Equity Portfolio returned 13.27% for the quarter ending March 31, versus the 7.61% return of the Russell Midcap®Index. The Core Equity Portfolio returned 17.23% for the year, versus 11.73% for the S&P 500 Index®. And our Growth Equity Portfolio jumped 21.93%, well in excess of the 13.14% increase of its primary benchmark, the Russell 1000®Growth Index. The Balanced Portfolio, which invests approximately 60% in stocks, gained 11.19% for the year, and the Intermediate Fixed Income Portfolio eaked out a 1.56% gain for the year, hampered by another year of interest-rate increases by the Federal Reserve
Board.	3
We closed the Small/Mid Cap Portfolio in March to new investors to be sure it does not grow too large. Especially exciting for us is a new addition to the Rainier family—the Rainier Mid Cap Equity Portfolio—which funded in December. The Mid Cap Portfolio is a great new alternative for those investors who wish to access the mid-cap stock picking ability of the Rainier team. The major difference between the closed Small/Mid Cap Portfolio and the Mid Cap Portfolio is a considerably lower exposure to small-capitalization companies in the new fund.

Thank you again for your investment in the Rainier Investment Management Mutual Funds. We are working to earn your trust and confidence every day.

Sincerely,

J. Glenn Haber
Chairman
Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible.(05/06)

C O M M E N T S F R O M I N V E S T M E N T A D V I S O R

About the Advisor: The Investment Advisor to the Funds is Rainier Investment Management, Inc.® (RIM) located in Seattle, Washington. RIM manages $9.2 billion of discretionary assets for primarily institutional clients.

E Q U I T Y   C O M M E N T S

The year ending March 31, 2006 was rewarding for investors in Rainier Investment Management Mutual Funds. All of our equity funds and our balanced fund posted returns in the double digits. Even more satisfying were the relative returns of the Rainier Funds when compared against our primary benchmarks and our competitors.

  In looking for reasons to explain our success, we are drawn to two factors. The first is the consistent application of an investment philosophy and process that was established more than 20 years ago—a team approach to identifying above-average growth companies at reasonable prices across all sectors of the market. The second cause of our success in the past year was the identification of stocks that benefited from a strong global economy. The sharpest share appreciation came from companies whose earnings are sensitive to healthy underlying economic growth, such as construction, aerospace, mining and energy.

Clearly, small- and mid-capitalization stocks were the prime beneficiaries of a robust equity environment. Higher earnings growth for smaller companies and lagging mega-capitalization performance proved to be a potent combination, resulting in significantly higher rewards for those who were positioned in smaller-capitalization shares. With the valuation of small-cap stocks now elevated and many large-capitalization shares depressed, we find it difficult to believe that such disparate performance results will prevail in the coming year. Key factors that we will be watching closely in the coming months will be the direction of energy prices and interest rates. For the time being, we remain confident that economic growth will remain healthy, suggesting a benign environment for stocks.

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F I X E D - I N C O M E   C O M M E N T S

Fixed-income investors received positive returns for the one-year period ending March 31, 2006; however, those returns were well below historical averages. The Lehman U.S. Government/Credit Intermediate Bond Index managed to gain 2.07%, despite the continued increases in short-term interest rates by the Federal Reserve. Over the year solid economic growth, rising oil prices and higher commodity prices ignited inflation expectations in the market, which needed to be contained by the Federal Reserve with eight additional 0.25% increases in the Federal Funds rate. We are nearing the second full year of a Fed-tightening cycle which has brought us from a historically low 1.00% to the current 4.75% level. In response, the yield curve has flattened dramatically as rates on shorter-maturing bonds rose more than rates on longer-maturing bonds. We positioned the Intermediate Fixed Income Portfolio in anticipation of Corporate, Agencies and Mortgage-backed bonds outperforming Treasuries during the year, as the higher income received on these bonds buffered price declines.

Overall economic growth appears solid, although we are beginning to see signs that we are probably entering the later stages of the economic growth cycle. The Fed has indicated that more tightening is likely needed, but we doubt it will be significantly more. We believe that the restrictive nature of rising interest rates and higher oil prices will in all likelihood slow growth relatively soon. Intermediate-term bond prices appear to finally be reflecting the Fed’s tighter interest-rate policy with yields now solidly above 5.00%. We feel prospects going forward favor bond performance returning to more historical norms and could possibly generate favorable returns and act as a counterbalance to stocks should a recession occur.

P O R T F O L I O I N V E S T M E N T R E T U R N S

Small/Mid Cap Equity Portfolio
O B J E C T I V E : The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small- and medium-capitalization common stocks. C O M M E N TA RY : The Small/Mid Cap Equity Portfolio had a notable 34.04% return over the last year, significantly ahead of the 24.05% and 25.85% returns of the Russell 2500™and 2000®indices, respectively. Healthy earnings and economic growth were a good backdrop for secondary stocks, but the Portfolio was particularly distinguished by strong security selection. Industrial and basic materials companies led performance, including Joy Global, Ceradyne, Oregon Steel and Precision Castparts. Financial shares, though, were as important to outperformance with gains from CB Richard Ellis and Affiliated Managers Group. Strong holdings in other sectors included Grant Prideco, Kyphon and Microsemi. Technology and health-care shares were the weakest relative performers, although on an absolute basis, all sectors were up for the year.

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TOTAL RETURNS						Since
March 31, 2006	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Inception*
Small/Mid Cap Equity - Original Shares
Inception Date 5/10/94	17.45%	34.04%	32.92%	15.29%	13.40%	15.93%
Small/Mid Cap Equity - Institutional Shares
Inception Date 5/10/94	17.57	34.34	33.25	15.56	13.66	16.19
Russell 2500™Index	13.15	24.05	29.19	13.51	12.08	13.40
Russell 2000®Index	15.23	25.85	29.53	12.59	10.15	11.51
Consumer Price Index	0.50	3.36	2.75	2.55	2.53	2.59

* Average annualized returns. The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 56 for index descriptions.

Portfolio Investment Returns, continued

Mid Cap Equity Portfolio

O B J E C T I V E : Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of medium-capitalization common stocks.
C O M M E N TA RY : The Mid Cap Equity Portfolio funded at the end of 2005, thus results are limited to the first three months of 2006. The 13.27% return in the first quarter handily exceeded the 7.61% return of the Russell Midcap®and Midcap®Growth indices. Performance was broad-based, with nearly all sectors contributing to positive results. Industrial shares were particularly strong, including Joy Global, Rockwell Automation, Jacobs Engineering and Parker-Hannifin. Financial shares were another point of strength, led by commercial real estate holdings Jones Lang LaSalle and CB Richard Ellis. Other standouts included Sotheby’s Holdings, Tetra Technologies and Trident Microsystems. Utilities and consumer staples were weaker groups, but negatives in the quarter were limited.

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TOTAL RETURNS						Since
March 31, 2006	3 Months	1 Year	3 Years	5 Years	10 Years	Inception
Mid Cap Equity - Original Shares
Inception Date 12/27/05	13.27%	n/a	n/a	n/a	n/a	11.57%
Mid Cap Equity - Institutional Shares
Inception Date 12/27/05	13.33	n/a	n/a	n/a	n/a	11.63
Russell Midcap Index	7.61	n/a	n/a	n/a	n/a	6.31
Russell Midcap Growth Index	7.61	n/a	n/a	n/a	n/a	6.14
Consumer Price Index	1.52	n/a	n/a	n/a	n/a	1.47

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investment performance reflects fee reductions. In the absence of such reductions, total returns would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 56 for index descriptions.

Core Equity Portfolio

O B J E C T I V E : The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.
C O M M E N TA RY : The Core Equity Portfolio rose 17.23% over the last year, compared with an 11.73% increase in the S&P 500 Index® . Top-performing holdings included revived aerospace giant Boeing, railroad operator Norfolk Southern and construction equipment icon Caterpillar. Joy Global, a manufacturer of heavy mining equipment, more than doubled in value. The Portfolio also benefited from share appreciation in investment banking leaders Goldman Sachs, Lehman Brothers and Merrill Lynch, all of which posted healthy earnings growth as a result of increased merger and acquisition activity, trading revenue and asset management fees. America Movil, one of the largest wireless service companies in Latin America, was the top contributor to returns in the telecom sector. One area of improvement over recent years was the strength in large-capitalization pharmaceuticals—two stocks that participated in this recovery were Novartis and Wyeth.

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TOTAL RETURNS						Since
March 31, 2006	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Inception*
CoreEquity - Original Shares
Inception Date 5/10/94	7.09%	17.23%	18.88%	4.77%	9.60%	12.56%
Core Equity - Institutional Shares
Inception Date 5/10/94	7.21	17.47	19.17	5.04	9.86	12.82
S&P 500 Index	6.38	11.73	17.22	3.97	8.95	11.32
Russell 1000®Index	6.71	13.20	18.30	4.74	9.18	11.50
Consumer Price Index	0.50	3.36	2.75	2.55	2.53	2.59

* Average annualized returns. The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 56 for index descriptions.

Portfolio Investment Returns, continued

Growth Equity Portfolio

O B J E C T I V E : The Growth Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of U.S. growth companies.
C O M M E N TA RY : The Growth Equity Portfolio rose 21.93% during the year compared to the 13.14% increase in the Russell 1000®Growth Index. Returns were paced by Google, which, despite a dip in the first quarter of 2006, rose in value during the year to become the largest position. Another top performer was Starbucks, which boosted its specialty coffee empire to over 10,000 stores and is well on its way toward 20,000. Starbucks has hooked its customers on an addictive formula of superb products and customer service, a combination that appears to be just as appealing internationally as it is domestically. Financial services proved to be fertile ground for the Portfolio. In addition to rewarding positions in Goldman Sachs and Lehman Brothers, the Portfolio also benefited from investments in Chicago Mercantile Exchange Holdings and Legg Mason.

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TOTAL RETURNS						Since
March 31, 2006	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Inception*
Growth Equity
Inception Date 6/15/00	9.98%	21.93%	20.20%	5.73%	n/a	(4.57)%
Russell 1000 Growth Index	6.16	13.14	14.80	1.66	n/a	(7.30)
S&P 500 Index®	6.38	11.73	17.22	3.97	n/a	(0.84)
Consumer Price Index	0.50	3.36	2.75	2.55	2.53	2.62

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 56 for index descriptions.

Balanced Portfolio

O B J E C T I V E : The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies; investment-grade, intermediate-term debt securities; and cash equivalent securities.
C O M M E N TA RY : The Balanced Portfolio rose 11.19% compared to the 7.91% return of the Balanced Index. Producer durables, energy, materials and financial stocks were the top performers. In addition to the stocks mentioned in the Core Equity Portfolio Commentary, the Portfolio was lifted by strength in Rockwell Automation and United Technologies. Financial stocks had an outstanding year—in addition to strength in brokerage shares, the Portfolio also benefited from positions in Prudential Financial and Franklin Resources. While the return of the fixed-income component was positive, the equity segment was the primary contributor to overall return. We finished the quarter with an allocation of 65% stocks and 35% bonds. Although bond yields have risen to more attractive levels in recent months, we believe that stocks will deliver higher returns than bonds in the coming year.
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TOTAL RETURNS						Since
March 31, 2006	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Inception*
Balanced - Original Shares
Inception Date 5/10/94	4.37%	11.19%	11.89%	4.91%	8.07%	9.86%
Balanced - Institutional Shares
Inception Date 5/10/94	4.47	11.46	12.15	5.17	8.33	10.12
Balanced Index	3.96	7.91	11.13	4.44	7.93	9.44
S&P 500 Index®	6.38	11.73	17.22	3.97	8.95	11.32
Lehman U.S. Govt./Credit
Intermediate Bond Index	0.12	2.07	2.32	4.70	5.84	6.22
Consumer Price Index	0.50	3.36	2.75	2.55	2.53	2.59

* Average annualized returns. The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities . Investment performance reflects fee reductions and/or recoupment. In the absence of such reductions, total returns would be reduced. In the absence of recoupment, total returns would be greater. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 56 for index descriptions.

Portfolio Investment Returns, continued

Intermediate Fixed Income Portfolio

O B J E C T I V E : The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment-grade, intermediate-term debt securities providing current income. The Portfolio does not use risky derivative instruments.
C O M M E N TA RY : The Intermediate Fixed Income Portfolio rose 1.56% compared to a 2.07% return in the Lehman U.S. Government/Credit Intermediate Index. Below-average historical bond returns over the one-year period through March 31 reflected the continued rising rate environment, one which we have endured for the last two years. Corporate bonds performed relatively well despite the downgrades of both General Motors and Ford to below investment-grade last summer. Our overweight in mortgage-backed securities was a positive contributor to overall performance, and we are continuing to add to this sector due to the higher yield and favorable characteristics in a rising rate environment. We are optimistic that the bond market has fully corrected to reflect the Fed’s tighter monetary policy and, therefore, we should see more normalized returns for fixed income over the next year.

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TOTAL RETURNS
						Since
March 31, 2006	6 Months	1 Year	3 Years*	5 Years*	10 Years*	Inception*
Intermediate Fixed Income
Inception Date 5/10/94	(0.11)%	1.56%	1.85%	4.09%	5.24%	5.56%
Lehman U.S. Govt./Credit
Intermediate Bond Index	0.12	2.07	2.32	4.70	5.84	6.22
91-Day U.S. Treasury Bill Index	1.95	3.47	2.01	2.14	3.69	3.95
Consumer Price Index	0.50	3.36	2.75	2.55	2.53	2.59

* Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. See page 56 for index descriptions.

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F U N D EXPENSES

Rainier Investment Management Mutual Funds
March 31, 2006 (Unaudited)

E X PE N S E   EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/05 and held for the entire period from 10/1/05 to 3/31/06.

AC T U A L   E X PE N S E S

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

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H Y P OT H E T I C A L   E X A M P L E S   F O R   C O M PA R I S O N   P U R P O S E S

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALL/MID CAP EQUITY PORTFOLIO
Expenses Example			Hypothetical Performance
	Actual Performance		(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$1,174.50	$1,175.70	$1,037.90	$1,040.40
Expenses Paid during Period*	$13.16	$10.44	$12.33	$9.79

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Original, 0.96% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

MID CAP EQUITY PORTFOLIO
Expenses Example			Hypothetical Performance
	Actual Performance		(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (12/27/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$1,115.70	$1,116.30	$1,036.50	$1,039.00
Expenses Paid during Period*	$14.28	$11.64	$13.75	$11.21

*This Portfolio commenced on December 27, 2005. For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.35% for Original, 1.10% for Institutional), multiplied by the average account value over the period, multiplied by 94/365 (to reflect the period from December 27, 2005 to March 31, 2006).

CORE EQUITY PORTFOLIO
Expenses Example			Hypothetical Performance
	Actual Performance		(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$1,070.90	$1,072.10	$1,038.70	$1,041.20
Expenses Paid during Period*	$11.70	$9.12	$11.52	$8.98

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Original, 0.88% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).
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GROWTH EQUITY PORTFOLIO
Expenses Example		Hypothetical Performance
	Actual Performance	(5% return before expenses)
Beginning Account Value (10/1/05)	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$1,099.80	$1,038.10
Expenses Paid during Period*	$12.49	$12.13

*Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED PORTFOLIO
Expenses Example			Hypothetical Performance
	Actual Performance		(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$1,043.70	$1,044.70	$1,038.10	$1,040.60
Expenses Paid during Period*	12.16	$9.61	$12.13	$9.59

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO
Expenses Example		Hypothetical Performance
	Actual Performance	(5% return before expenses)
Beginning Account Value (10/1/05)	$1,000.00	$1,000.00
Ending Account Value (3/31/06)	$998.90	$1,044.50
Expenses Paid during Period*	$5.50	$5.62

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

S C H E D U L E S O F I N V E S T M E N T S

14

March 31, 2006

C O M M O N S T O C K S
( 9 8 . 2% )	S h a r e s	V a l u e
AUTOS AND TRANSPORTATION (1.4%)
Canadian Pacific Railway Ltd.	212,050	$10,596,139
Skywest, Inc.	1,112,615	32,566,241
TOTAL AUTOS
AND TRANSPORTATION		43,162,380

CONSUMER DISCRETIONARY AND
SERVICES (14.5%)
aQuantive, Inc.*	970,075	22,835,565
Buffalo Wild Wings, Inc.*	285,838	11,885,144
Carter’s, Inc.*	190,150	12,833,223
Grupo Televisa
S.A. de C.V. - ADR	1,913,600	38,080,640
J.C. Penney Co., Inc.	495,300	29,921,073
Labor Ready, Inc.*	1,524,750	36,517,762
Monster Worldwide, Inc.*	345,550	17,229,123
MPS Group, Inc.*	1,689,750	25,853,175
MSC Industrial Direct Co., Inc.	438,100	23,666,162
Navigant Consulting, Inc.*	1,235,250	26,372,588
Nordstrom, Inc.	595,250	$23,321,895
Orient-Express Hotels Ltd	285,150	11,186,435
Penn National Gaming, Inc.*	442,650	18,670,977
PETsMART, Inc.	1,152,000	32,417,280
Rollins, Inc.	700,400	14,176,096
Scientific Games Corp.*	557,915	19,599,554
Stamps.com Inc.*	445,392	15,704,522
Univision
Communications Inc.*	1,030,200	35,510,994
Valueclick, Inc.*	1,490,700	25,222,644
Warnaco Group, Inc.*	740,850	17,780,400
TOTAL CONSUMER
DISCRETIONARY AND SERVICES		458,785,252

CONSUMER STAPLES (0.6%)
Fomento Economico
Mexicano S.A. de C.V. - ADR	220,275	20,190,407
TOTAL CONSUMER STAPLES		20,190,407
ENERGY (10.2%)
Berry Petroleum Co.	141,650	9,695,943
Carrizo Oil & Gas, Inc.*	865,059	22,482,883
CONSOL Energy Inc.	295,050	21,880,908
Diamond Offshore Drilling, Inc.	530,925	47,517,788

See accompanying Notes to Financial Statements.

Dril-Quip, Inc.*	272,150	$19,281,828
ENSCO International Inc.	918,025	47,232,386
GMX Resources Inc.*	167,152	6,259,842
Grant Prideco, Inc.*	1,375,100	58,909,284
KCS Energy, Inc.*	836,450	21,747,700
Kerr-McGee Corp.	118,450	11,309,606
NATCO Group Inc.*	212,600	5,761,460
Noble Energy, Inc.	373,950	16,423,884
Tetra Technologies, Inc.*	411,050	19,335,792
Tronox Inc. Cl. B*	23,305	395,951
Warren Resources, Inc.*	876,366	13,057,853
TOTAL ENERG Y		321,293,108
FINANCIAL SERVICES (23.6%)
Affiliated Managers Group, Inc.*	389,600	41,535,256
Alliance Data Systems Corp.*	805,950	37,694,281
Ameriprise Financial, Inc.	335,450	15,115,377
Arch Capital Group Ltd.*	824,110	47,584,111
Assurant, Inc.	665,750	32,788,187
BioMed Realty Trust, Inc.	668,152	19,804,025
CB Richard Ellis Group, Inc.*	582,475	47,005,732
CBL & Associates Properties, Inc.	444,350	18,862,657
East West Bancorp, Inc.	669,907	25,824,915
Euronet Worldwide, Inc.*	777,750	29,422,283
GFI Group Inc.*	577,812	29,994,221
Glacier Bancorp, Inc.	170,892	5,306,197
HealthExtras, Inc.*	273,451	9,652,820
Host Marriott Corp.	1,930,050	41,303,070
Investment Technology
Group, Inc.*	294,150	14,648,670
Jones Lang LaSalle Inc.	658,000	50,363,320
Lazard Ltd Cl. A	826,250	36,561,563
Northern Trust Corp.	686,900	36,062,250
Paychex, Inc.	254,750	10,612,885
SEI Investments Co.	647,860	26,257,766
Sotheby’s Holdings, Inc. Cl. A*	1,756,950	51,021,828
StanCorp Financial Group, Inc.	301,800	16,330,398
Sunstone Hotel Investors, Inc.	1,551,427	44,944,840
Texas Capital Bancshares, Inc.*	587,462	14,099,088
Williams Scotsman
International, Inc.*	514,430	12,886,472
Zions Bancorp.	362,650	30,002,035
TOTAL FINANCIAL SERVICES		745,684,247
15
HEALTH CARE (11.8%)
ArthroCare Corp.*	675,210	32,288,542
Cephalon, Inc.*	366,550	22,084,637
Computer Programs and
Systems, Inc.	245,660	12,283,000
Cytyc Corp.*	1,274,850	$35,925,273
Endo Pharmaceuticals
Holdings Inc.*	1,171,296	38,430,222
Healthspring, Inc.*	334,800	6,230,628
Humana Inc.*	246,550	12,980,857
Integra LifeSciences
Holdings Corp.*	584,563	23,955,392
Intuitive Surgical, Inc.*	71,175	8,398,650
Kyphon, Inc.*	970,000	36,084,000
Myriad Genetics, Inc.*	737,518	19,241,845
Nastech
Pharmaceutical Co. Inc.*	575,299	10,355,382
Omnicare, Inc.	130,000	7,148,700
Palomar Medical
Technologies, Inc.*	345,305	11,550,452
PDL Biopharma, Inc.*	1,219,460	39,998,288
QIAGEN N.V.*	1,609,511	23,997,809
United Therapeutics Corp.*	328,449	21,769,600
Viasys Healthcare, Inc.*	345,350	10,388,128
TOTAL HEALTH CARE		373,111,405
MATERIALS AND PROCESSING (10.2%)
Airgas, Inc.	511,450	19,992,580
Ceradyne, Inc.*	482,400	24,071,760
Jacobs Engineering Group Inc.*	403,050	34,960,557
Maverick Tube Corp.*	517,050	27,398,480
Oregon Steel Mills Inc.*	747,150	38,231,666
Phelps Dodge Corp.	254,100	20,462,673
Precision Castparts Corp.	1,070,850	63,608,490
RTI International Metals, Inc.*	804,125	44,106,256
Timken Co.	665,600	21,478,912
Washington Group
International, Inc.	501,310	28,770,181
TOTAL MATERIALS
AND PROCESSING		323,081,555
OTHER (0.7%)
McDermott International, Inc.*	391,450	21,314,453
TOTAL OTHER		21,314,453
PRODUCER DURABLES (8.4%)
A.S.V., Inc.*	853,258	27,491,973
Esterline Technologies Corp.*	470,650	20,120,287
Herman Miller, Inc.	596,500	19,332,565
Joy Global, Inc.	1,493,597	89,272,293
Manitowoc Co., Inc.	248,750	22,673,562
Mattson Technology, Inc.*	1,582,004	18,984,048
Parker-Hannifin Corp.	317,050	25,557,401
Thomas & Betts Corp.*	848,400	43,590,792
TOTAL PRODUCER DURABLES		267,022,921

See accompanying Notes to Financial Statements.

Schedule of Investments—Small/Mid Cap Equity Portfolio, continued

TECHNOLOGY (14.6%)
AudioCodes Ltd.*	1,053,700	$14,562,134
Autodesk, Inc.*	846,850	32,620,662
Citrix Systems, Inc.*	533,450	20,217,755
Comverse Technology, Inc.*	562,350	13,232,095
F5 Networks, Inc.*	389,700	28,249,353
FormFactor, Inc.*	722,716	28,417,193
Hyperion Solutions Corp.*	661,482	21,564,313
Intersil Corp.	1,293,800	37,416,696
Marvell Technology
Group Ltd.*	597,150	32,305,815
Merge Technologies Inc.*	660,450	10,547,386
MICROS Systems, Inc.*	382,981	17,643,935
Microsemi Corp.*	1,442,200	41,982,442
Optimal Group Inc.*	329,450	4,786,908
Rockwell Automation, Inc.	535,050	38,475,446
Sunpower Corp.*	135,600	5,174,496
Trident Microsystems, Inc.*	1,122,660	32,624,500
Trimble Navigation Ltd.*	487,104	21,944,035
Viasat, Inc.*	519,550	14,885,108
Websense, Inc.*	851,500	23,484,370
Witness Systems, Inc.*	813,508	20,663,103
TOTAL TECHNOLOG Y		460,797,745
16
UTILITIES (2.2%)
El Paso Electric Co.*	816,050	15,537,592
Kinder Morgan, Inc.	193,900	17,836,861
NII Holdings, Inc.*	297,700	17,555,369
PPL Corp.	675,000	19,845,000
TOTAL UTILITIES		70,774,822

TOTAL COMMONSTOCKS
(cost $2,490,643,129)	$3,105,218,295

SHORT-TERM INVESTMENTS
( 2 . 3% )	Principal Amount	Value
COMMERCIAL PAPER (2.3%)
UBS America
4.545%, 04-03-2006	$73,355,000	$73,335,317

VARIABLE-RATE DEMAND NOTES** (0.0%)
American Family Demand Note
4.469%, 12-31-2031	4	4
Wisconsin Corp. Central Credit Union
4.493%, 12-31-2031	290,524	290,524
TOTAL VARIABLE-RATE
DEMAND NOTES		290,528

TOTAL SHORT-TERM INVESTMENTS
(cost $73,625,845)		$73,625,845

TOTAL INVESTMENTS (100.5%)
(cost $2,564,268,974)		$3,178,844,140

LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)		( $16,362,037)

NET ASSETS (100.0%)		$3,162,482,103

ADR - American Depository Receipt

*Non-income producing security.
**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.

17
March 31, 2006

COMMONSTOCKS
( 9 8 . 6% )	S h a r e s	V a l u e
AUTOS AND TRANSPORTATION (2.6%)
C.H. Robinson Worldwide, Inc.	275	$13,500
Norfolk Southern Corp.	225	12,166
Skywest, Inc.	1,775	51,954
Southwest Airlines Co.	1,150	20,688
TOTAL AUTOS
AND TRANSPORTATION		98,308
CONSUMER DISCRETIONARY AND
SERVICES (14.7%)
aQuantive, Inc.*	1,600	37,664
Grupo Televisa S.A. de C.V. - ADR	2,500	49,750
J.C. Penney Co., Inc.	1,225	74,002
Kohl’s Corp.*	825	43,733
Labor Ready, Inc.*	2,200	52,690
MPS Group, Inc.*	2,750	42,075
MSC Industrial Direct Co., Inc.	375	20,258
Nordstrom, Inc.	1,050	41,139
Office Depot, Inc.*	1,050	39,102
PETsMART, Inc.	2,150	$60,501
Scientific Games Corp.*	575	20,200
Univision Communications, Inc.*	1,400	48,258
Valueclick, Inc.*	2,050	34,686
TOTAL CONSUMER
DISCRETIONARY AND SERVICES		564,058
CONSUMER STAPLES (1.6%)
CVS Corp.	700	20,909
Fomento Economico
Mexicano S.A. de C.V. - ADR	425	38,956
TOTAL CONSUMER STAPLES		59,865
ENERGY (8.1%)
CONSOL Energy Inc.	375	27,810
Diamond Offshore Drilling, Inc.	650	58,175
ENSCO International Inc.	325	16,721
Grant Prideco, Inc.*	2,150	92,106
KCS Energy, Inc.*	1,500	39,000
Noble Energy, Inc.	275	12,078
Tetra Technologies, Inc.*	850	39,984
Transocean Inc.*	300	24,090
TOTAL ENERGY		309,964

See accompanying Notes to Financial Statements.

Schedule of Investments—Mid Cap Equity Portfolio, continued

FINANCIAL SERVICES (20.8%)
Affiliated Managers Group, Inc.*	315	$33,582
Alliance Data Systems Corp.*	1,075	50,278
Arch Capital Group Ltd.*	1,225	70,732
Assurant, Inc.	400	19,700
CB Richard Ellis Group, Inc.*	375	30,262
CBL & Associates Properties, Inc.	375	15,919
Chubb Corp.	475	45,334
East West Bancorp, Inc.	525	20,239
Franklin Resources, Inc.	500	47,120
GFI Group Inc.*	800	41,528
HealthExtras, Inc.*	900	31,770
Host Marriott Corp.	2,475	52,965
Jones Lang LaSalle Inc.	975	74,626
Lazard Ltd Cl. A	1,150	50,888
SEI Investments Co.	925	37,490
Sotheby’s Holdings, Inc. Cl. A*	2,025	58,806
StanCorp Financial Group, Inc.	400	21,644
Sunstone Hotel Investors, Inc.	2,050	59,388
Zions Bancorp.	450	37,229
TOTAL FINANCIAL SERVICES		799,500
18
HEALTH CARE (10.5%)
ArthroCare Corp.*	1,250	59,775
Caremark Rx, Inc.*	500	24,590
Cephalon, Inc.*	520	31,330
Cytyc Corp.*	1,650	46,497
Endo Pharmaceuticals
Holdings Inc.*	500	16,405
Genzyme Corp.*	700	47,054
Gilead Sciences, Inc.*	500	31,110
Kyphon, Inc.*	1,325	49,290
PDL Biopharma, Inc.*	1,575	51,660
QIAGEN N.V.*	3,200	47,712
TOTAL HEALTH CARE		405,423
MATERIALS AND PROCESSING (9.9%)
Airgas, Inc.	700	27,363
Cemex S.A. de C.V. - ADR	575	37,536
Jacobs Engineering Group Inc.*	450	39,033
Maverick Tube Corp.*	800	42,392
Phelps Dodge Corp.	450	36,238
Praxair, Inc.	425	23,439
Precision Castparts Corp.	1,600	95,040
RTI International Metals, Inc.*	800	43,880
Washington Group
International, Inc.	650	37,304
TOTAL MATERIALS
AND PROCESSING		382,225
OTHER (0.9%)
McDermott International, Inc.*	675	36,754
TOTAL OTHER		36,754
PRODUCER DURABLES (7.8%)
Herman Miller, Inc.	1,000	32,410
Joy Global, Inc.	1,650	98,620
Lam Research Corp.*	1,450	62,350
Parker-Hannifin Corp.	750	60,458
Thomas & Betts Corp.*	900	46,242
TOTAL PRODUCER DURABLES		300,080
TECHNOLOGY (15.8%)
Adobe Systems Inc.	925	32,301
Analog Devices, Inc.	1,750	67,007
Autodesk, Inc.*	1,375	52,965
Broadcom Corp.*	587	25,335
Citrix Systems, Inc.*	650	24,635
Comverse Technology, Inc.*	700	16,471
F5 Networks, Inc.*	575	41,682
Hyperion Solutions Corp.*	825	26,895
Intersil Corp.	2,000	57,840
Juniper Networks, Inc.*	1,450	27,724
Marvell Technology Group Ltd.*	1,125	60,863
Microsemi Corp.*	1,100	32,021
Network Appliance, Inc.*	500	18,015
Rockwell Automation, Inc.	1,050	75,505
Trimble Navigation Ltd.*	1,100	49,555
TOTAL TECHNOLOG Y		608,814
UTILITIES (5.9%)
Dominion Resources, Inc.	325	22,434
El Paso Electric Co.*	2,275	43,316
Kinder Morgan, Inc.	425	39,096
NII Holdings, Inc.*	675	39,805
PPL Corp.	1,075	31,605
TXU Corp.	1,175	52,593
TOTAL UTILITIES		228,849

See accompanying Notes to Financial Statements.

TOTAL COMMON STOCKS
(cost $3,583,434)		$3,793,840

SHORT-TERM INVESTMENTS
(36.8%)	Principal Amount	Value
MONEY MARKET INSTRUMENT (36.8%)
Fidelity Institutional
Money Market	$1,416,172	$1,416,172

TOTAL SHORT-TERM INVESTMENTS
(cost $1,416,172)		$1,416,172

TOTAL INVESTMENTS (135.4%)
(cost $4,999,606)		$5,210,012

LIABILITIES IN EXCESS OF OTHER ASSETS (35.4%)		( $1,363,177)

NET ASSETS (100.0%)		$3,846,835

ADR - American Depository Receipt

*Non-income producing security.

19

See accompanying Notes to Financial Statements.

Schedule of Investments, continued

20

March 31, 2006

COMMONSTOCKS
( 9 8 . 6% )	S h a r e s	V a l u e
CONSUMER DISCRETIONARY (9.8%)
Comcast Corp. Cl. A*	247,450	$6,473,292
Hilton Hotels Corp.	144,425	3,677,060
Home Depot, Inc.	213,450	9,028,935
J.C. Penney Co., Inc.	144,700	8,741,327
Kohl’s Corp.*	166,900	8,847,369
Nordstrom, Inc.	88,934	3,484,434
Office Depot, Inc.*	151,250	5,632,550
PETsMART, Inc.	156,550	4,405,317
Target Corp.	77,250	4,017,773
Univision
Communicat ions, Inc.*	100,850	3,476,300
Walt Disney Co.	75,750	2,112,667
TOTAL CONSUMER
DISCRETIONARY		59,897,024

CONSUMER STAPLES (4.9%)
CVS Corp.	78,150	2,334,340
PepsiCo, Inc.	163,588	9,453,751
Procter & Gamble Co.	320,138	18,446,352
TOTAL CONSUMER STAPLES		30,234,443

ENERGY (10.8%)
ConocoPhillips	161,400	$10,192,410
CONSOL Energy Inc.	49,325	3,657,942
Diamond Offshore Drilling, Inc.	39,900	3,571,050
ENSCO International Inc.	141,125	7,260,881
Exxon Mobil Corp.	231,952	14,116,599
Grant Prideco, Inc.*	216,850	9,289,854
Kerr-McGee Corp.	40,950	3,909,906
Kinder Morgan, Inc.	19,125	1,759,309
Noble Energy, Inc.	83,425	3,664,026
Transocean, Inc.	103,700	8,327,110
Tronox Inc. Cl. B*	8,256	140,261
TOTAL ENERGY		65,889,348

FINANCIALS (18.3%)
Affiliated Managers Group, Inc.*	27,050	2,883,800
American Express Co.	133,400	7,010,170
American International Group, Inc.	177,657	11,741,351
Assurant, Inc.	71,050	3,499,212
Bank of America Corp.	261,592	11,912,900
Chubb Corp.	80,900	7,721,096
Citigroup, Inc.	105,936	5,003,357
Franklin Resources, Inc.	117,400	11,063,776
Genworth Financial, Inc.	144,900	4,844,007

See accompanying Notes to Financial Statements.

Goldman Sachs Group, Inc.	75,550	$11,858,328
Lehman Brothers Holdings Inc.	55,550	8,028,642
Merrill Lynch & Co., Inc.	109,100	8,592,716
Northern Trust Corp.	19,300	1,013,250
Prudential Financial, Inc.	106,300	8,058,603
Wachovia Corp.	64,770	3,630,359
Wells Fargo & Co.	77,000	4,917,990
TOTAL FINANCIALS		111,779,557

HEALTH CARE (13.8%)
Aetna, Inc.	76,000	3,734,640
Amgen Inc.*	144,725	10,528,744
Caremark Rx, Inc.*	100,100	4,922,918
Cephalon, Inc.*	32,150	1,937,037
Cytyc Corp.*	89,100	2,510,838
Eli Lilly & Co.	124,200	6,868,260
Genzyme Corp.*	56,400	3,791,208
Gilead Sciences, Inc.*	167,800	10,440,516
Johnson & Johnson	160,577	9,509,370
Medtronic, Inc.	91,950	4,666,463
Novartis AG - ADR	224,850	12,465,684
Wyeth	261,900	12,707,388
TOTAL HEALTH CARE		84,083,066
21
INDUSTRIALS (14.9%)
Boeing Co.	62,425	4,864,780
Caterpillar Inc.	79,400	5,701,714
General Electric Co.	570,324	19,835,869
Honeywell International Inc.	200,700	8,583,939
Jacobs Engineering Group, Inc.*	64,950	5,633,763
Joy Global, Inc.	116,612	6,969,899
McDermott International, Inc.*	65,525	3,567,836
Norfolk Southern Corp.	113,850	6,155,870
Parker-Hannifin Corp.	61,500	4,957,515
Rockwell Automation, Inc.	104,225	7,494,820
Southwest Airlines Co.	168,500	3,031,315
United Parcel Service, Inc.	99,550	7,902,279
United Technologies Corp.	113,000	6,550,610
TOTAL INDUSTRIALS		91,250,209

INFORMATION TECHNOLOGY (18.9%)
Adobe Systems, Inc.	139,698	4,878,254
Analog Devices, Inc.	194,900	7,462,721
Apple Computer, Inc.*	70,100	4,396,672
Applied Materials, Inc.	206,350	$3,613,188
Autodesk, Inc.*	116,050	4,470,246
Cisco Systems, Inc.*	273,235	5,921,002
Citrix Systems, Inc.*	83,700	3,172,230
Comverse Technology, Inc.*	87,550	2,060,051
Corning, Inc.*	267,150	7,189,007
eBay, Inc.*	162,250	6,337,485
EMC Corp.*	483,550	6,590,787
Hewlett-Packard Co.	174,500	5,741,050
Intel Corp.	226,114	4,375,306
Intersil Corp.	101,000	2,920,920
Lam Research Corp.*	100,950	4,340,850
Marvell Technology Group Ltd.*	131,450	7,111,445
Microsoft Corp.	321,486	8,747,634
Motorola, Inc.	328,850	7,533,954
SAP AG - ADR	86,800	4,714,976
Texas Instruments, Inc.	227,341	7,381,762
Yahoo!, Inc.*	201,100	6,487,486
TOTAL INFORMATION
TECHNOLOG Y		115,447,026

MATERIALS (2.6%)
Cemex S.A. de C.V. - ADR	102,700	6,704,256
Dow Chemical Co.	54,300	2,204,580
Phelps Dodge Corp.	49,750	4,006,367
Praxair, Inc.	50,400	2,779,560
TOTAL MATERIALS		15,694,763

TELECOMMUNICATION SERVICES (2.1%)
America Movil S.A.
de C.V. - ADR	267,600	9,167,976
Sprint Nextel Corp.	152,409	3,938,249
TOTAL TELECOMMUNICATION
SERVICES		13,106,225

UTILITIES (2.5%)
Dominion Resources, Inc.	104,500	7,213,635
TXU Corp.	178,050	7,969,518
TOTAL UTILITIES		15,183,153

TOTAL COMMON STOCKS
(cost $469,834,411)		$602,564,814

See accompanying Notes to Financial Statements.

Schedule of Investments—Core Equity Portfolio, continued

SHORT-TERM INVESTMENTS (0.2%)
	Principal Amount	Value
COMMERCIAL PAPER (0.2%)
UBS Americas
4.830%, 04/03/2006	$1,270,000	$1,269,659

VARIABLE-RATE DEMAND NOTES** (0.0%)
Wisconsin Corp. Central Credit Union
4.493%, 12/31/2031	69,371	69,371
TOTAL VARIABLE-RATE DEMAND NOTES		69,371

TOTAL SHORT-TERM INVESTMENTS
(cost $1,339,030)		$1,339,030

TOTAL INVESTMENTS IN SECURITIES (98.8%)
(cost $471,173,441)		$603,903,844

OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)		$ 7,501,810

NET ASSETS (100.0%)		$611,405,654

ADR - American Depository Receipt

*Non-income producing security.
** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

22

See accompanying Notes to Financial Statements.

23

March 31, 2006

C O M M O N S T O C K S
( 9 9 . 9% )	S h a r e s	Va l u e
AUTOS AND TRANSPORTATION (2.4%)
C.H. Robinson Worldwide, Inc.	2,150	$105,543
Southwest Airlines Co.	5,325	95,797
United Parcel Service, Inc.	1,950	154,791
TOTAL AUTOS AND
TRANSPORTATION		356,131

CONSUMER DISCRETIONARY
AND SERVICES (16.4%)
eBay, Inc.*	5,800	226,548
Google, Inc. Cl. A*	1,350	526,500
Hilton Hotels Corp.	6,450	164,217
Home Depot, Inc.	5,625	237,937
Nike, Inc.	4,875	414,862
Nordstrom, Inc.	2,825	110,684
Scientific Games Corp.*	2,800	98,439
Starbucks Corp.*	10,100	380,164
Urban Outfitters, Inc.*	6,050	148,467
Yahoo!, Inc.*	4,350	$140,331
TOTAL CONSUMER
DISCRETIONARY AND SERVICES		2,448,149

CONSUMER STAPLES (5.0%)
PepsiCo, Inc.	5,000	288,950
Procter & Gamble Co.	8,000	460,960
TOTAL CONSUMER STAPLES		749,910

ENERGY (4.0%)
Diamond Offshore Drilling, Inc.	2,425	217,038
ENSCO International Inc.	3,500	180,075
Grant Prideco, Inc.*	4,775	204,561
TOTAL ENERGY		601,674

FINANCIAL SERVICES (13.1%)
Affiliated Managers Group, Inc.*	2,025	215,885
Chicago Mercantile
Exchange Holdings Inc.	500	223,750
Franklin Resources, Inc.	1,700	160,208
Goldman Sachs Group, Inc.	1,125	176,580
Legg Mason, Inc.	3,300	413,589

See accompanying Notes to Financial Statements.

Schedules of Investments—Growth Equity Portfolio, continued

Lehman Brothers Holdings Inc.	1,525	$220,408
Merrill Lynch & Co., Inc.	3,825	301,257
Moody’s Corp.	1,975	141,133
SLM Corp.	2,075	107,776
TOTAL FINANCIAL SERVICES		1,960,586

HEALTH CARE (16.6%)
Alcon, Inc.*	2,200	229,372
Amgen Inc.*	3,300	240,075
Barr Pharmaceuticals, Inc.*	2,075	130,683
Caremark Rx, Inc.*	2,075	102,048
Genentech, Inc.*	4,125	348,604
Genzyme Corp.*	4,125	277,283
Gilead Sciences, Inc.*	1,650	102,663
Johnson & Johnson	4,075	241,322
Medtronic, Inc.	5,100	258,825
Novartis AG - ADR	6,900	382,536
UnitedHealth Group Inc.	3,050	170,373
TOTAL HEALTH CARE		2,483,784

MATERIALS AND PROCESSING (7.6%)
Cemex S.A. de C.V. - ADR	5,400	352,512
Jacobs Engineering Group Inc.*	2,000	173,480
Monsanto Co.	3,550	300,862
Precision Castparts Corp.	5,300	314,820
TOTAL MATERIALS AND PROCESSING		1,141,674
24
OTHER (3.1%)
General Electric Co.	8,925	310,412
Honeywell International Inc.	3,425	146,487

TOTAL OTHER		456,899

PRODUCER DURABLES (4.5%)
Boeing Co.	2,350	183,135
Caterpillar Inc.	4,250	305,193
Lam Research Corp.*	1,625	69,875
United Technologies Corp.	1,875	108,694

TOTAL PRODUCER DURABLES		666,897

TECHNOLOGY (22.2%)
Adobe Systems Inc.	4,700	164,124
Apple Computer, Inc.*	4,000	250,880
Autodesk, Inc.*	3,575	137,709
Broadcom Corp.*	3,925	169,403
Cognizant Technology Solutions Corp.*	3,200	190,368
Comverse Technology, Inc.*	2,500	58,825
Corning Inc.*	9,000	$242,190
Intel Corp.	4,125	79,819
Juniper Networks, Inc.*	6,350	121,412
Marvell Technology Group Ltd.*	7,200	389,520
Microsoft Corp.	9,450	257,134
Motorola, Inc.	8,900	203,899
Network Appliance, Inc.*	3,900	140,517
QUALCOMM, Inc.	5,400	273,294
Rockwell Automation, Inc.	2,250	161,798
SAP AG - ADR	2,700	146,664
Texas Instruments Inc.	6,500	211,055
Trimble Navigation Ltd.*	2,600	117,130
TOTAL TECHNOLOGY		3,315,741

UTILITIES (5.0%)
America Movil S.A. de C.V. ADR	7,000	239,820
NII Holdings, Inc.*	5,300	312,541
Sprint Nextel Corp.	7,450	192,508
TOTAL UTILITIES		744,869

TOTAL COMMON STOCKS
(cost $13,230,427)		$14,926,314

SHORT-TERM INVESTMENTS
(0.3%)	Principal Amount	Value
VARIABLE-RATE DEMAND NOTES** ( 0 . 3% )
Wisconsin Corp. Central Credit Union
4.493%, 12/31/2031	$42,574	$42,574

TOTAL VARIABLE-RATE DEMAND NOTES		42,574

TOTAL SHORT-TERM INVESTMENTS
(cost $42,574)		$42,574

TOTAL INVESTMENTS IN SECURITIES (100.2%)
(cost $13,273,001)		$14,968,888

LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)		($31,202)

NET ASSETS (100.0%)		$14,937,686

ADR- American Depository Receipt

*Non-income producing security.
**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.

March 31, 2006

DEBT SECURITIES
( 3 4 . 3% )	Principal Amount	Value
CORPORATE BONDS (21.2%)

FINANCE (17.3%)
ACE Limited
6.000% 04/01/2007	$550,000	$553,055
AFLAC Inc.
6.500% 04/15/2009	700,000	719,249
Allstate Life
4.500% 05/29/2009	690,000	674,618
American Express Credit Corp.
3.000% 05/16/2008	550,000	525,605
Ameriprise Financial, Inc.
5.350% 11/15/2010	300,000	297,269
Citigroup Inc.
4.125% 02/22/2010	1,400,000	1,340,686
Commercial Credit TRV
6.750% 07/01/2007	100,000	101,586
Countrywide Home Loans
5.625% 05/15/2007	2,150,000	2,156,944
General Electric Capital Corp.
4.125% 09/01/2009	2,150,000	2,074,602
4.250% 06/15/2012	150,000	140,834
Goldman Sachs Group
5.700% 09/01/2012	1,850,000	1,861,520
Hartford Life, Inc.
7.100% 06/15/2007	830,000	846,410
Household Finance Corp.
5.750% 01/30/2007	800,000	803,510
International Lease Finance Corp.
4.750% 02/15/2008	150,000	148,724
4.750% 01/13/2012	2,000,000	1,911,230
Key Bank N.A.
6.500% 10/15/2027	500,000	511,639
Lehman Brothers Holdings, Inc.
4.250% 01/27/2010	50,000	$47,922
Merrill Lynch
4.250% 02/08/2010	1,350,000	1,297,377
MGIC Investment Corp.
6.000% 03/15/2007	225,000	225,505
Morgan Stanley
4.250% 05/15/2010	1,300,000	1,239,956
Protective Life Secured Trust
3.700% 11/24/2008	1,100,000	1,057,117
Reliastar Financial Corp.
6.500% 11/15/2008	2,200,000	2,255,361
SLM Corp.
4.000% 01/15/2010	600,000	566,383
TOTAL FINANCE		21,357,102
25
INDUSTRIALS (3.9%)
Amgen Inc.
4.000% 11/18/2009	550,000	526,442
Cisco Systems, Inc.
5.250% 02/22/2011	350,000	347,382
Ford Motor Credit Co.
6.500% 01/25/2007	900,000	896,728
General Mills, Inc.
5.125% 02/15/2007	250,000	249,649
Home Depot Inc.
5.200% 03/01/2011	750,000	746,012
John Deere Capital Corp.
4.500% 08/22/2007	1,000,000	989,712
UnitedHealth Group Inc.
3.300% 01/30/2008	1,100,000	1,062,476
TOTAL INDUSTRIALS		4,818,401
TOTAL CORPORATE BONDS
(cost $26,812,811)		$26,175,503

See accompanying Notes to Financial Statements.

Schedules of Investments—Balanced Portfolio, continued

MORTGAGE PASS-THROUGH SECURITIES (2.9%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500% 05/01/2019	524,835	$501,503
Pool #G01779,
5.000% 04/01/2035	684,759	652,945
		1,154,448
Federal National Mortgage Association
Pool #555872,
5.000% 11/01/2018	431,369	421,541
Pool #725690,
6.000% 08/01/2034	393,413	393,702
Pool #807942,
5.500% 12/01/2034	829,152	810,802
Pool #735394,
6.500% 02/01/2035	248,538	253,904
Pool #824940,
5.500% 06/01/2035	605,274	591,181
		2,471,130
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $3,687,836)		$3,625,578
26
U.S. GOVERNMENT AGENCY (5.6%)
Federal Home Loan Bank
3.375% 02/15/2008	750,000	727,405
4.750% 08/13/2010	200,000	196,776
		924,181
Federal Home Loan Mortgage Corp.
4.260% 07/19/2007	1,125,000	1,113,199
5.000% 07/15/2014	1,200,000	1,185,800
		2,298,999
Federal National Mortgage Association
4.750% 02/21/2013	1,500,000	1,455,794
5.375% 11/15/2011	1,650,000	1,667,205
5.240% 08/07/2018	500,000	485,272
		3,608,271
TOTAL U.S. GOVERNMENT AGENCY
(cost $7,034,780)		$6,831,451

U.S. TREASURY NOTES (4.6%)
5.625% 05/15/2008	1,250,000	1,269,971
4.250% 10/15/2010	1,800,000	1,758,517
4.250% 08/15/2013	1,750,000	1,683,693
4.250% 11/15/2014	1,000,000	956,094

TOTAL U.S. TREASURY NOTES
(cost $5,817,171)		$5,668,275

TOTAL DEBT SECURITIES
(cost $43,352,598)		$42,300,807

COMMON STOCKS
(65.0%)	Shares	Value
CONSUMER DISCRETIONARY (6.4%)
Comcast Corp. Cl. A*	33,800	$884,208
Hilton Hotels Corp.	18,950	482,467
Home Depot, Inc.	28,700	1,214,010
J.C. Penney Co., Inc.	18,700	1,129,667
Kohl’s Corp.*	21,600	1,145,016
Nordstrom, Inc.	12,500	489,750
Office Depot, Inc.*	20,300	755,972
PETsMART, Inc.	23,150	651,441
Target Corp.	10,600	551,306
Univision Communications, Inc.*	13,250	456,728
Walt Disney Co.	6,650	185,468
TOTAL CONSUMER
DISCRETIONARY		7,946,033

CONSUMER STAPLES (3.3%)
CVS Corp.	10,650	318,116
PepsiCo, Inc.	22,124	1,278,546
Procter & Gamble Co.	42,149	2,428,625

TOTAL CONSUMER STAPLES		4,025,287

ENERGY (7.0%)
ConocoPhillips	21,700	1,370,355
CONSOL Energy Inc.	6,750	500,580
Diamond Offshore Drilling, Inc.	4,400	393,800
ENSCO International Inc.	18,450	949,252
Exxon Mobil Corp.	30,256	1,841,380
Grant Prideco, Inc.*	29,350	1,257,354
Kerr-McGee Corp.	5,450	520,366
Kinder Morgan, Inc.	3,250	298,968
Noble Energy, Inc.	9,550	419,436
Transocean, Inc.*	13,000	1,043,900
Tronox Inc. Cl. B*	1,099	18,667
TOTAL ENERG Y		8,614,058
FINANCIALS (12.1%)
Affiliated Managers Group, Inc.*	2,900	309,169
American Express	18,350	964,293
American International
Group, Inc.	23,788	1,572,149
Assurant, Inc.	9,550	470,338
Bank of America Corp.	35,802	1,630,423
Chubb Corp.	10,450	997,348
Citigroup, Inc.	14,397	679,970
Franklin Resources, Inc.	15,775	1,486,636
Genworth Financial, Inc.	19,300	645,199

See accompanying Notes to Financial Statements.

Goldman Sachs Group, Inc.	10,200	$1,600,992
Lehman Brothers
Holdings Inc.	7,450	1,076,748
Merrill Lynch & Co., Inc.	15,350	1,208,966
Prudential Financial, Inc.	14,650	1,110,617
Wachovia Corp.	9,008	504,898
Wells Fargo & Co.	10,775	688,199
TOTAL FINANCIALS		14,945,945
HEALTH CARE (9.0%)
Aetna, Inc.	10,400	511,056
Amgen Inc.*	18,600	1,353,150
Caremark Rx, Inc.*	13,450	661,471
Cephalon, Inc.*	4,200	253,050
Cytyc Corp.*	12,150	342,387
Eli Lilly & Co.	15,625	864,063
Genzyme Corp.*	5,800	389,876
Gilead Sciences, Inc.*	23,400	1,455,948
Johnson & Johnson	22,175	1,313,203
Medtronic, Inc.	10,650	540,487
Novartis AG - ADR	30,050	1,665,972
Wyeth	34,800	1,688,496
TOTAL HEALTH CARE		11,039,159
INDUSTRIALS (10.0%)
Boeing Co.	9,300	724,749
Caterpillar Inc.	10,800	775,548
General Electric Co.	78,800	2,740,664
Honeywell International Inc.	27,450	1,174,037
Jacobs Engineering Group, Inc.*	7,050	611,517
Joy Global, Inc.	15,162	906,233
McDermott International, Inc.*	8,850	481,882
Norfolk Southern Corp.	16,050	867,823
Parker-Hannifin Corp.	8,350	673,093
Rockwell Automation, Inc.	14,400	1,035,504
Southwest Airlines Co.	22,250	400,278
United Parcel Service, Inc.	13,750	1,091,475
United Technologies Corp.	14,250	826,073
TOTAL INDUSTRIALS		12,308,876
27
INFORMATION TECHNOLOGY (12.6%)
Adobe Systems Inc.	19,200	670,464
Analog Devices, Inc.	26,500	1,014,685
Apple Computer, Inc.*	9,450	592,704
Applied Materials, Inc.	27,950	489,405
Autodesk, Inc.*	14,400	554,688
Cisco Systems, Inc.*	36,291	786,426
Citrix Systems, Inc.*	11,350	430,165
Comverse Technology, Inc.*	12,150	$285,889
Corning, Inc.*	37,150	999,707
eBay, Inc.*	22,050	861,273
EMC Corp.*	61,350	836,200
Hewlett-Packard Co.	23,600	776,440
Intel Corp.	30,300	586,305
Intersil Corp.	15,400	445,368
Lam Research Corp.*	13,600	584,800
Marvell Technology Group Ltd.*	18,150	981,915
Microsoft Corp.	43,350	1,179,553
Motorola, Inc.	44,600	1,021,786
SAP AG - ADR	11,800	640,976
Texas Instruments, Inc.	31,050	1,008,194
Yahoo!, Inc.*	25,550	824,243
TOTAL INFORMATION TECHNOLOGY		15,571,186

MATERIALS (1.6%)
Cemex S.A. de C.V. - ADR	14,300	933,504
Dow Chemical Co.	3,650	148,190
Phelps Dodge Corp.	5,750	463,048
Praxair, Inc.	7,050	388,807
TOTAL MATERIALS		1,933,549

TELECOMMUNICATION SERVICES (1.4%)
America Movil S.A. de C.V. ADR	35,850	1,228,221
Sprint Nextel Corp.	21,109	545,457
TOTAL TELECOMMUNICATION
SERVICES		1,773,678

UTILITIES (1.6%)
Dominion Resources, Inc.	13,350	921,551
TXU Corp.	23,900	1,069,764
TOTAL UTILITIES		1,991,315

TOTAL COMMON STOCKS
(cost $60,497,958)		$80,149,086

TOTAL INVESTMENTS (99.3%)
(cost $103,850,556)		$122,449,893

OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)		$820,005

NET ASSETS (100.0%)		$123,269,898

ADR - American Depository Receipt

*Non-income producing security.

See accompanying Notes to Financial Statements.

Schedules of Investments, continued

March 31, 2006

DEBT SECURITIES
(97.8%)	Principal Amount	Value
ASSET-BACKED SECURITIES (0.9%)
MBNA Credit Card Master Note
Series 2004-4A,
2.700% 09/15/2009	$500,000	$487,708

TOTAL ASSET-BACKED SECURITIES
(cost $496,606)		$487,708
28
CORPORATE BONDS (66.4%)
FINANCE (53.1%)
ACE Limited
6.000% 04/01/2007	700,000	703,888
AFLAC Inc.
6.500% 04/15/2009	1,150,000	1,181,623
Allstate Life
4.500% 05/29/2009	625,000	611,067
American Express Credit Corp.
3.000% 05/16/2008	1,350,000	1,290,122
Ameriprise Financial, Inc.
5.350% 11/15/2010	300,000	297,269
Citigroup Inc.
5.625% 08/27/2012	1,100,000	1,107,447
Commercial Credit TRV
6.750% 07/01/2007	930,000	944,754
Countrywide Home Loans
5.625% 05/15/2007	2,000,000	2,006,460
General Electric Capital Corp.
6.125% 02/22/2011	1,000,000	1,031,380
4.250% 06/15/2012	1,350,000	1,267,503
Goldman Sachs Group
5.700% 09/01/2012	1,900,000	$1,911,831
Household Finance Corp.
5.750% 01/30/2007	250,000	251,097
International Lease Finance Corp.
4.750% 02/15/2008	1,550,000	1,536,817
4.750% 01/13/2012	1,325,000	1,266,190
Key Bank N.A.
6.500% 10/15/2027	500,000	511,639
Lehman Brothers Holdings Inc.
4.250% 01/27/2010	1,000,000	958,442
Merrill Lynch
4.250% 02/08/2010	2,000,000	1,922,040
MGIC Investment Corp.
6.000% 03/15/2007	750,000	751,685
Morgan Stanley
4.250% 05/15/2010	2,000,000	1,907,624
Protective Life Secured Trust
3.700% 11/24/2008	1,100,000	1,057,117
Reliastar Financial Corp.
6.500% 11/15/2008	2,350,000	2,409,135
SLM Corp.
4.340% 07/25/2009*	1,050,000	1,050,397
4.000% 01/15/2010	1,150,000	1,085,568
Wachovia Corp.
3.625% 02/17/2009	900,000	860,465
TOTAL FINANCE		27,921,560
INDUSTRIALS (13.3%)
Amgen Inc.
4.000% 11/18/2009	650,000	622,159

See accompanying Notes to Financial Statements.

Cisco Systems, Inc
5.250% 02/22/2011	600,000	$595,512
Ford Motor Credit Co.
6.500% 01/25/2007	900,000	896,727
General Mills, Inc.
5.125% 02/15/2007	750,000	748,947
Home Depot Inc.
5.200% 03/01/2011	925,000	920,082
John Deere Capital Corp.
4.500% 08/22/2007	1,000,000	989,712
UnitedHealth Group Inc.
3.300% 01/30/2008	1,275,000	1,231,506
Wellpoint Inc.
5.000% 01/15/2011	1,000,000	978,531
TOTAL INDUSTRIALS		6,983,176

TOTAL CORPORATE BONDS
(cost $35,896,190)		$34,904,736

MORTGAGE PASS-THROUGH SECURITIES (5.1%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500% 05/01/2019	395,627	378,039
Pool #G01779,
5.000% 04/01/2035	520,258	496,087
		874,126
Federal National Mortgage Association
Pool #555872,
5.000% 11/01/2018	325,546	318,130
Pool #725690,
6.000% 08/01/2034	298,001	298,219
Pool #807942,
5.500% 12/01/2034	624,603	610,780
Pool #735394,
6.500% 02/01/2035	190,276	194,385
Pool #824940,
5.500% 06/01/2035	424,337	414,456
		1,835,970
29
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $2,778,439)		$2,710,096

U.S. GOVERNMENT AGENCY (11.7%)
Federal Home Loan Bank
5.750% 05/15/2008	250,000	253,505
4.000% 11/13/2009	500,000	481,687
		735,192
Federal Home Loan Mortgage Corp.
4.260% 07/19/2007	1,250,000	$1,236,887
5.000% 07/15/2014	1,250,000	1,235,209
		2,472,096
Federal National Mortgage Association
5.375% 11/15/2011	1,200,000	1,212,512
6.125% 03/15/2012	1,250,000	1,310,815
5.240% 08/07/2018	425,000	412,482
		2,935,809
TOTAL U.S. GOVERNMENT AGENCY
(cost $6,319,423)		$6,143,097

U.S. TREASURY NOTES (13.7%)
5.625% 05/15/2008	500,000	507,988
6.000% 08/15/2009	750,000	777,334
3.625% 01/15/2010	750,000	719,239
5.750% 08/15/2010	625,000	647,974
4.250% 10/15/2010	675,000	659,444
4.250% 08/15/2013	1,250,000	1,202,638
4.750% 05/15/2014	1,250,000	1,239,454
4.250% 11/15/2014	1,500,000	1,434,141
		7,188,212
TOTAL U.S. TREASURY NOTES
(cost $7,406,930)		$7,188,212

TOTAL DEBT SECURITIES
(cost $52,897,588)		$51,433,849

SHORT-TERM INVESTMENTS
(1.2%)	Principal Amount	Value
COMMERCIAL PAPER (1.1%)
UBS Americas
4.545% 04/03/2006	$580,000	$579,844
VARIABLE-RATE DEMAND NOTE* (0.1%)
Wisconsin Corp. Central Credit Union
4.493% 12/31/2031	56,912	56,912

TOTAL SHORT-TERM INVESTMENTS
(cost $636,756)		$636,756

TOTAL INVESTMENTS (99.0%)
(cost $53,534,344)		$52,070,605

OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)		$519,649

NET ASSETS (100.0%)		$52,590,254

*The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S

Rainier Investment Management Mutual Funds
March 31, 2006

	Small/Mid	Mid Cap
	Cap Equity	Equity	Core Equity
	Portfolio	Portfolio	Portfolio
ASSETS
Investments in securities, at cost (Note 2)	$2,564,268,974	$4,999,606	$471,173,441
Investments in securities, at value (Note 2)	$3,178,844,140	$5,210,012	$603,903,844
Cash	-	-	8,826
Receivables
Investment securities sold	34,966,266	30,967	10,174,784
Dividends and interest	1,677,956	1,853	505,700
Fund shares sold	33,946,604	-	1,059,819
Due from Investment Advisor (Note 3)	-	6,448	-
Prepaid expenses	87,053	1,070	21,488
Total assets	3,249,522,019	5,250,350	615,674,461
LIABILITIES
Cash overdraft	-	-	-
Payables
Investment securities purchased	80,379,102	1,390,789	3,306,122
Fund shares redeemed	3,473,886	-	210,753
Distributions to shareholders	-	-	-
Due to Investment Advisor (Note 3)	2,103,421	-	389,916
Due under Distribution Plan -
Original Shares (Note 3)	456,070	98	87,189
Accrued expenses	539,861	11,896	128,936
Deferred Trustees Compensation (Note 3)	87,576	732	145,891
Total liabilities	87,039,916	1,403,515	4,268,807
Net assets	$3,162,482,103	$3,846,835	$611,405,654
COMPONENTS OF
NET ASSETS
Paid-in capital	$2,513,278,350	$3,593,285	$467,296,151
Accumulated undistributed
net investment income (loss)	(87,576)	-	1,708,352
Accumulated undistributed net
realized gain (loss) on investments	34,716,163	43,144	9,670,748
Net unrealized appreciation
(depreciation) on investments	614,575,166	210,406	132,730,403
Net assets	$3,162,482,103	$3,846,835	$611,405,654
Original Shares
Net assets applicable to shares outstanding	$2,322,807,016	$483,064	$413,560,288
Shares outstanding	61,488,122	14,433	14,769,648
Net asset value, offering and redemption
price per share	$37.78	$33.47	$28.00
Institutional Shares
Net assets applicable to shares outstanding	$839,675,087	$3,363,771	$197,845,366
Shares outstanding	22,007,258	100,435	7,052,634
Net asset value, offering and redemption
price per share	$38.15	$33.49	$28.05

30

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds
March 31, 2006

Growth		Intermediate
Equity	Balanced	Fixed Income
Portfolio	Portfolio	Portfolio

$13,273,001	$103,850,556	$53,534,344
$14,968,888	$122,449,893	$52,070,605
225	-	-

55,397	1,129,513	-
11,435	575,818	598,827
14,125	36,460	5,250
2,240	-	-
8,320	21,871	16,643
15,060,630	124,213,555	52,691,325

-	176,498	-

17,884	200,626	-
65,103	364,910	32,238
-	23,558	8,582
9,473	81,747	14,804

3,158	21,506	4,501
15,088	45,564	24,306
12,238	29,248	16,640
122,944	943,657	101,071
$14,937,686	$123,269,898	$52,590,254
31
$16,450,449	$102,585,645	$54,452,100

(12,238)	(40,401)	(22,862)

(3,196,412)	2,125,317	(375,245)

1,695,887	18,599,337	(1,463,739)
$14,937,686	$123,269,898	$52,590,254

$14,937,686	$100,391,972	$52,590,254
783,329	5,594,499	4,316,596

$19.07	$17.94	$12.18

-	$22,877,926	-
-	1,268,661	-

-	$18.03	-

See accompanying Notes to Financial Statements.

S T A T E M E N T S O F O P E R A T I O N S

Rainier Investment Management Mutual Funds
For the fiscal year ending March 31, 2006

	Small/Mid	Mid Cap	Core
	Cap Equity	Equity	Equity
	Portfolio	Portfolio*	Portfolio

INVESTMENT INCOME
Income
Dividends	$12,484,377	$4,897	$7,362,103
Interest	1,705,322	784	274,001
Total income	14,189,699	5,681	7,636,104

Expenses
Investment advisory fees (Note 3)	14,487,930	4,952	4,164,037
Distribution fees - Original Shares (Note 3)	3,094,539	278	944,859
Administration fees (Note 3)	601,339	3,091	256,562
Custodian fees	292,325	38	100,849
Fund accounting fees	245,016	3,438	96,180
Reports to shareholders	236,644	767	48,422
Transfer agent fees	112,323	3,409	38,408
Registration expense	91,001	773	39,197
Audit fees	66,259	5,053	32,741
Trustee fees	45,850	1,333	45,210
Legal fees	20,915	4	3,628
Organization costs	-	7,100	-
Miscellaneous expense	254,622	12	46,050
Total expenses	19,548,763	30,248	5,816,143
Less: fees waived and expenses
absorbed (Note 3)	-	(23,558)	-
Plus expenses recouped	-	-	-
Net expenses	19,548,763	6,690	5,816,143
Net investment income (loss)	(5,359,064)	(1,009)	1,819,961

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments	71,619,146	44,153	35,864,391
Net change in unrealized appreciation
(depreciation) on investments	507,868,525	210,406	50,661,541
Net gain (loss) on investments	579,487,671	254,559	86,525,932

NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS	$574,128,607	$253,550	$88,345,893

32

*Inception date: December 27, 2005

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds For the fiscal year ending March 31, 2006

Growth		Intermediate
Equity	Balanced	Fixed Income
Portfolio	Portfolio	Portfolio

$74,752	$1,076,713	$ -
6,936	1,937,940	2,342,742
81,688	3,014,653	2,342,742

79,734	873,237	276,256
26,578	264,609	55,251
12,001	112,374	55,251
14,478	32,553	11,800
4,500	40,556	15,400
3,603	10,775	5,587
11,519	25,187	13,299
18,551	30,937	22,999
5,435	12,296	7,646
5,236	9,371	6,050
159	1,136	556
-	-	-
1,604	11,201	3,667
183,398	1,424,232	473,762

(56,887)	-	(169,881)
-	12,834	-
126,511	1,437,066	303,881
(44,823)	1,577,587	2,038,861

33

1,308,298	6,245,339	(333,143)

767,658	5,458,165	(816,715)
2,075,956	11,703,504	(1,149,858)

$2,031,133	$13,281,091	$889,003

See accompanying Notes to Financial Statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

Rainier Investment Management Mutual Funds

	Small/Mid Cap Equity Portfolio		Mid Cap Equity Portfolio
	Fiscal year ending March 31,		December 27,2005 through
	2006	2005	March 31, 2006
(DECREASE)
IN NET ASSETS
Operations
Net investment (loss)	($5,359,064)	($1,898,677)	($1,009)
Net realized gain on investments	71,619,146	34,074,748	44,153
Net change in unrealized
appreciation on investments	507,868,525	45,011,580	210,406
Increase in net assets
resulting from operations	574,128,607	77,187,651	253,550
Distributions to shareholders
From net investment income
Original Shares	-	-	-
Institutional Shares	-	-	-
From net realized gain on investments sold
Original Shares	(43,774,304)	(18,112,532)	-
Institutional Shares	(16,454,700)	(6,861,635)	-
Decrease in net assets from distributions	(60,229,004)	(24,974,167)	-
Capital share transactions
Proceeds from shares sold
Original Shares	1,472,425,175	409,632,782	435,000
Institutional Shares	498,406,263	163,085,117	3,158,285
Proceeds from shares reinvested
Original Shares	42,721,190	17,779,690	-
Institutional Shares	14,765,700	6,659,411	-
Cost of shares redeemed
Original Shares	(215,706,997)	(133,153,549)	-
Institutional Shares	(55,712,420)	(21,850,971)	-
Net increase from
capital share transactions	1,756,898,911	442,152,480	3,593,285
Net increase in net assets	2,270,798,514	494,365,964	3,846,835
NET ASSETS
Beginning of period	$891,683,589	$397,317,625	-
End of period	$3,162,482,103	$891,683,589	$3,846,835
Undistributed net investment (loss)	($87,576)	($66,576)	-
Original shares
Shares sold	44,357,383	14,887,986	14,433
Shares issued on reinvestment of distributions	1,281,764	622,538	-
Shares redeemed	(6,612,860)	(4,881,577)	-
Net increase
in shares outstanding	39,026,287	10,628,947	14,433
Institutional shares
Shares sold	15,064,559	5,858,496	100,435
Shares issued on reinvestment of distributions	438,933	231,712	-
Shares redeemed	(1,702,258)	(792,849)	-
Net increase
in shares outstanding	13,801,234	5,297,359	100,435

34

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds

	Core Equity Portfolio		Growth Equity Portfolio
	Fiscal year ending March 31,		Fiscal year ending March 31,
	2006	2005	2006	2005
INCREASE (DECREASE)
IN NET ASSETS
Operations
Net investment income (loss)	$1,819,961	$2,915,634	($44,823)	($25,363)
Net realized gain on investments	35,864,391	32,590,749	1,308,298	360,882
Net change in unrealized appreciation
(depreciation) on investments	50,661,541	5,948,873	767,658	(33,890)
Increase in net assets
resulting from operations	88,345,893	41,455,256	2,031,133	301,629
Distributions to shareholders
From net investment income
Original Shares	(1,731,924)	(285,349)	-	-
Institutional Shares	(1,212,072)	(491,010)	-	-
From net realized gain on investments sold
Original Shares	-	-	-	-
Institutional Shares	-	-	-	-
00Decrease in net assets from distributions	(2,943,996)	(776,359)	-	-
Capital share transactions
Proceeds from shares sold
Original Shares	70,160,527	79,900,346	7,914,772	1,778,533
Institutional Shares	61,382,807	40,087,277	-	-
Proceeds from shares reinvested
Original Shares	1,666,929	274,357	-	-
Institutional Shares	889,209	395,064	-	-
Cost of shares redeemed
Original Shares	(76,400,853)	(115,577,304)	(1,968,471)	(960,654)
Institutional Shares	(54,836,718)	(25,211,035)0	-	-
Net increase (decrease) from
capital share transactions	2,861,901	(20,131,295)	5,946,301	817,879
Net increase in net assets	88,263,798	20,547,602	7,977,434	1,119,508
NET ASSETS
Beginning of period	523,141,856	502,594,254	6,960,252	5,840,744
End of period	$611,405,654	$523,141,856	$14,937,686	$6,960,252
Undistributed net investment income (loss)	$1,708,352	$2,832,387	($12,238)	($9,413)
Original shares
Shares sold	2,678,643	3,582,524	447,973	114,195
Shares issued on reinvestment of distributions	61,442	11,446	-	-
Shares redeemed	(2,959,182)	(5,090,165)	(109,584)	(63,018)
Net increase (decrease)
in shares outstanding	(219,097)	(1,496,195)	338,389	51,177
Institutional shares
Shares sold	2,324,584	1,773,729	-	-
Shares issued on reinvestment of distributions	32,739	16,468	-	-
Shares redeemed	(2,106,770)	(1,102,023)		-
Net increase
in shares outstanding	250,553	688,174		-

35

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets, continued

Rainier Investment Management Mutual Funds

	Balanced		Intermediate
	Portfolio		Fixed Income Portfolio
	Fiscal year ending March 31,		Fiscal year ending March 31,
	2006	2005	2006	2005
INCREASE (DECREASE)
IN NET ASSETS
Operations
Net investment income	$1,577,587	$1,644,408	$2,342,742	$1,872,442
Net realized gain on investments	6,245,339	5,461,872	(333,143)	29,073
Net change in unrealized appreciation
(depreciation) on investments	5,458,165	(1,976,676)	(816,715)	(2,478,363)
Increase (decrease) in net assets
resulting from operations	13,281,091	5,129,604	889,003	(576,848)
Distributions to shareholders
From net investment income
Original Shares	(1,306,620)	(1,475,539)	(2,056,753)	(1,873,177)
Institutional Shares	(282,520)	(191,687)	-	-
From net realized gain on investments sold
Original Shares	(4,506,088)	-	-	(412,162)
Institutional Shares	(1,025,136)	-	-	-
Decrease in net assets from distributions	(7,120,364)	(1,667,226)	(2,056,753)	(2,285,339)
Capital share transactions
Proceeds from shares sold
Original Shares	18,952,712	18,083,066	15,928,900	13,401,384
Institutional Shares	14,078,842	1,342,096	-	-
Proceeds from shares reinvested
Original Shares	5,546,485	1,425,349	1,940,827	2,164,854
Institutional Shares	1,307,630	191,686	-	-
Cost of shares redeemed
Original Shares	(34,798,946)	(45,140,504)	(21,830,464)	(10,267,170)
Institutional Shares	(6,087,369)	(656,544)	-	-
Net increase (decrease) from
capital share transactions	(1,000,646)	(24,754,851)	(3,960,737)	5,299,068
Net increase (decrease) in net assets	5,160,081	(21,292,473)	(5,128,487)	2,436,881
NET ASSETS
Beginning of period	118,109,817	139,402,290	57,718,741	55,281,860
End of period	$123,269,898	$118,109,817	$52,590,254	$57,718,741
Undistributed net investment (loss)	($40,401)	($28,848)	($22,862)	($4,971)
Original shares
Shares sold	1,074,489	1,091,829	1,275,721	1,053,040
Shares issued on reinvestment of distributions	313,318	85,079	156,462	170,587
Shares redeemed	(1,973,886)	(2,722,139)	(1,753,077)	(807,542)
Net increase (decrease)
in shares outstanding	(586,079)	(1,545,231)	(320,894)	416,085
Institutional shares
Shares sold	782,266	80,938	-	-
Shares issued on reinvestment of distributions	73,488	11,379	-	-
Shares redeemed	(339,616)	(38,775)	-	-
Net increase
in shares outstanding	516,138	53,542	-	-

36

See accompanying Notes to Financial Statements.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Mid Cap Equity Portfolio and Institutional Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

	Small/Mid Cap Equity Portfolio - Original Shares
		Fiscal year ending March 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$29.02	$26.93	$17.17	$22.24	$20.75
Income from investment operations
Net investment loss	(0.12)*	(0.06)	(0.12)	(0.12)	(0.10)
Net realized and unrealized
gain (loss) on investments	9.87	3.20	9.88	(4.95)	2.61
Total from investment operations	9.75	3.14	9.76	(5.07)	2.51
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	(0.99)	(1.05)	-	-	(1.02)
Total distributions	(0.99)	(1.05)	-	-	(1.02)
Net asset value, end of period	$37.78	$29.02	$26.93	$17.17	$22.24
Total return	34.04%	11.71%	56.84%	(22.80%)	12.32%
Ratios/supplemental data
Net assets, end of period (millions)	$2,322.8	$651.8	$318.6	$146.3	$299.9
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	1.21%	1.25%	1.28%	1.32%	1.26%
After fees waived and
expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment loss
to average net assets, after fees waived
and expenses absorbed	(0.38%)	(0.40%)	(0.59%)	(0.55%)	(0.42%)
Portfolio turnover rate	94.10%	114.78%	134.41%	140.57%	162.74%

37

* Computed using the average shares method.

See accompanying Notes to Financial Statements.

Financial Highlights, continued

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

Mid Cap Equity Portfolio - Original Shares
December 27, 2005+
through March 31, 2006

Net asset value, beginning of period	$30.00
Income from investment operations
Net investment income	0.00
Net realized and unrealized
gain on investments	3.47
Total from investment operations	3.47
Less distributions
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$33.47
Total return	11.57%†
Ratios/supplemental data
Net assets, end of period (thousands)	$483.1
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	5.37%‡
After fees waived and
expenses absorbed%	1.35%‡
Ratio of net investment loss
to average net assets, after fees waived
and expenses absorbed	(0.38%)‡

Portfolio turnover rate	35.86%†

38

+Inception date.
†Not annualized.
‡Annualized.

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

		Core Equity Portfolio - Original Shares
		Fiscal year ending March 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$23.99	$22.23	$16.76	$22.35	$22.54
Income from investment operations
Net investment income (loss)	0.07	0.12	0.02	0.02	(0.01)
Net realized and unrealized
gain (loss) on investments	4.06	1.66	5.46	(5.61)	0.05
Total from investment operations	4.13	1.78	5.48	(5.59)	0.04
Less distributions
From net investment income	(0.12)	(0.02)	(0.01)	-	-
From net realized gain	-	-	-	-	(0.23)
Total distributions	(0.12)	(0.02)	(0.01)	-	(0.23)
Net asset value, end of period	$28.00	$23.99	$22.23	$16.76	$22.35
Total return	17.23%	8.00%	32.70%	(25.01%)	0.22%
Ratios/supplemental data
Net assets, end of period (millions)	$413.6	$359.7	$366.5	$329.2	$718.3
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	1.13%	1.14%	1.16%	1.15%	1.12%
After fees waived and
expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income (loss)
to average net assets, after fees waived
and expenses absorbed	0.25%	0.48%	0.08%	0.08%	(0.03%)
Portfolio turnover rate	71.30%	81.71%	82.83%	84.73%	79.92%

39

See accompanying Notes to Financial Statements.

Financial Highlights, continued

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

		Growth Equity Portfolio
		Fiscal year ending March 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$15.64	$14.83	$10.98	$14.41	$14.43
Income from investment operations
Net investment loss	(0.07)*	(0.06)	(0.09)	(0.07)	(0.12)
Net realized and unrealized
gain (loss) on investments	3.50	0.87	3.94	(3.36)	0.10
Total from investment operations	3.43	0.81	3.85	(3.43)	(0.02)
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$19.07	$15.64	$14.83	$10.98	$14.41
Total return	21.93%	5.46%	35.06%	(23.80%)	(0.14%)
Ratios/supplemental data
Net assets, end of period (millions)	$14.9	$7.0	$5.8	$4.6	$6.4
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	1.72%	2.19%	2.25%	2.57%	2.14%
After fees waived and
expenses absorbed	1.19%	1.19%	1.19%	1.19%	1.19%

Ratio of net investment loss
to average net assets, after fees waived
and expenses absorbed	(0.42)	(0.43%)	(0.62%)	(0.60%)	(0.72%)
Portfolio turnover rate	95.96%	118.96%	117.97%	124.82%	161.95%

40

* Computed using the average shares method.

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

		Balanced Portfolio - Original Shares
		Fiscal year ending March 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$17.03	$16.54	$13.86	$15.83	$15.90
Income from investment operations
Net investment income	0.22	0.22	0.17	0.26	0.25
Net realized and unrealized
gain (loss) on investments	1.66	0.49	2.69	(1.97)	0.02
Total from investment operations	1.88	0.71	2.86	(1.71)	0.27
Less distributions
From net investment income	(0.22)	(0.22)	(0.18)	(0.26)	(0.25)
From net realized gain	(0.75)	-	-	-	(0.09)
Total distributions	(0.97)	(0.22)	(0.18)	(0.26)	(0.34)
Net asset value, end of period	$17.94	$17.03	$16.54	$13.86	$15.83
Total return	11.19%	4.32%	20.75%	(10.80%)	1.69%
Ratios/supplemental data
Net assets, end of period (millions)	$100.4	$105.2	$127.8	$104.3	$155.4
Ratio of expenses to average net assets
Before fees waived and expenses
absorbed or recouped	1.18%	1.21%	1.19%	1.21%	1.14%
After fees waived and expenses
absorbed or recouped	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets, after fees waived
and expenses absorbed or recouped	1.22%	1.27%	1.19%	1.76%	1.56%
Portfolio turnover rate	63.77%	68.55%	82.41%	73.62%	71.51%

41

See accompanying Notes to Financial Statements.

Financial Highlights, continued

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the fiscal year

		Intermediate Fixed Income Portfolio
		Fiscal year ending March 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$12.45	$13.10	$13.11	$12.41	$12.48
Income from investment operations
Net investment income	0.46	0.43	0.45	0.54	0.58
Net realized and unrealized
gain (loss) on investments	(0.27)	(0.56)	0.21	0.79	(0.05)
Total from investment operations	0.19	(0.13)	0.66	1.33	0.53
Less distributions
From net investment income	(0.46)	(0.43)	(0.45)	(0.54)	(0.58)
From net realized gain	-	(0.09)	(0.22)	(0.09)	(0.02)
Total distributions	(0.46)	(0.52)	(0.67)	(0.63)	(0.60)
Net asset value, end of period	$12.18	$12.45	$13.10	$13.11	$12.41
Total return	1.56%	(1.02%)	5.10%	10.90%	4.29%
Ratios/supplemental data
Net assets, end of period (millions)	$52.6	$57.7	$55.3	$41.5	$33.8
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	0.86%	0.87%	0.91%	0.83%	0.84%
After fees waived and
expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets, after fees waived
and expenses absorbed or recouped	3.69%	3.35%	3.41%	4.20%	4.64%
Portfolio turnover rate	43.45%	53.85%	55.34%	49.39%	26.27%

42

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

		Small/Mid Cap Equity Portfolio - Institutional Shares
				May 2, 2002+
		Fiscal year ending March 31,		through
	2006	2005	2004	March 31, 2003

Net asset value, beginning of period	$29.23	$27.05	$17.20	$22.22
Income from investment operations
Net investment loss	(0.04)*	(0.02)	(0.03)	(0.03)
Net realized and unrealized
gain (loss) on investments	9.95	3.25	9.88	(4.99)
Total from investment operations	9.91	3.23	9.85	(5.02)
Less distributions
From net investment income	-	-	-	-
From net realized gain	(0.99)	(1.05)	-	-
Total distributions	(0.99)	(1.05)	-	-
Net asset value, end of period	$38.15	$29.23	$27.05	$17.20

Total return	34.34%	11.99%	57.27%	(22.59%)†
Ratios/supplemental data
Net assets, end of period (millions)	$839.7	$239.9	$78.7	$45.2
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed or recouped	0.96%	1.00%	1.03%	1.07%‡
After fees waived and
expenses absorbed or recouped	n/a	n/a	n/a	n/a
Ratio of net investment loss
to average net assets, after fees waived
and expenses absorbed or recouped	(0.13%)	(0.13%)	(0.34%)	(0.32%)‡
Portfolio turnover rate	94.10%	114.78%	134.41%	140.57%†

43

+Inception date.

* Computed using the average shares method.

†Not annualized.

‡Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights, continued

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

Mid Cap Equity Portfolio - Institutional Shares
December 27,2005+
through March 31, 2006

Net asset value, beginning of period	$30.00
Income from investment operations
Net investment income	0.00
Net realized and unrealized
gain on investments	3.49
Total from investment operations	3.49
Less distributions
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$33.49
Total return	11.63%†
Ratios/supplemental data
Net assets, end of period (millions)	$3.4
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed	5.14%‡
After fees waived and
expenses absorbed%	1.10%‡
Ratio of net investment loss
to average net assets, after fees waived
and expenses absorbed or recouped	(0.12%)‡
Portfolio turnover rate	35.86%†

44

+Inception date.

†Not annualized.

‡Annualized.

See accompanying Notes to Financial Statements.

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

		Core Equity Portfolio - Institutional Shares
				May 2, 2002+
		Fiscal year ending March 31,		through
	2006	2005	2004	March 31, 2003

Net asset value, beginning of period	$24.04	$22.26	$16.80	$21.42
Income from investment operations
Net investment income	0.14	0.17	0.07	0.05
Net realized and unrealized
gain (loss) on investments	4.05	1.68	5.47	(4.67)
Total from investment operations	4.19	1.85	5.54	(4.62)
Less distributions
From net investment income	(0.18)	(0.07)	(0.08)	-
From net realized gain	-	-	-	-
Total distributions	(0.18)	(0.07)	(0.08)	-
Net asset value, end of period	$28.05	$24.04	$22.26	$16.80

Total return	17.47%	8.33%	32.99%	(21.57%)†
Ratios/supplemental data
Net assets, end of period (millions)	$197.8	$163.5	$136.1	$94.1
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed or recouped	0.88%	0.89%	0.91%	0.90%‡
After fees waived and
expenses absorbed or recouped	n/a	n/a	n/a	n/a

Ratio of net investment income
to average net assets, after fees waived
and expenses absorbed or recouped	0.50%	0.74%	0.33%	0.38%‡
Portfolio turnover rate	71.30%	81.71%	82.83%	84.73%†

45

+Inception date.

†Not annualized.

‡Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights, continued

Rainier Investment Management Mutual Funds
For a capital share outstanding throughout the period

		Balanced Portfolio - Institutional Shares
				May 2, 2002+
		Fiscal year ending March 31,		through
	2006	2005	2004	March 31, 2003

Net asset value, beginning of period	$17.11	$16.62	$13.93	$15.55
Income from investment operations
Net investment income	0.26	0.26	0.40	0.23
Net realized and unrealized
gain (loss) on investments	1.68	0.49	2.51	(1.62)
Total from investment operations	1.94	0.75	2.91	(1.39)
Less distributions
From net investment income	(0.27)	(0.26)	(0.22)	(0.23)
From net realized gain	(0.75)	-	-	-
Total distributions	(1.02)	(0.26)	(0.22)	(0.23)
Net asset value, end of period	$18.03	$17.11	$16.62	$13.93

Total return	11.46%	4.57%	21.02%	(8.91%)†
Ratios/supplemental data
Net assets, end of period (millions)	$22.9	$12.9	$11.6	$7.4
Ratio of expenses to average net assets
Before fees waived and
expenses absorbed or recouped	0.93%	0.96%	0.94%	0.96%‡
After fees waived and
expenses absorbed or recouped	0.94%	0.94%	0.94%	0.94%‡
Ratio of net investment income
to average net assets, after fees waived
and expenses absorbed or recouped	1.50%	1.54%	1.44%	2.02%‡
Portfolio turnover rate	63.77%	68.55%	82.41%	73.62%†

46

+Inception date.

†Not annualized.

‡Annualized.

See accompanying Notes to Financial Statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Rainier Investment Management Mutual Funds
March 31, 2006

NOTE 1. ORGANIZATION
Rainier Investment Management Mutual Funds (the “Trust”) was organized as a business trust in Dela-ware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios: Small/Mid Cap Equity Portfolio, Mid Cap Equity Portfolio, Core Equity Portfolio, Growth Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Fund” and collectively the “Funds”).

Each Fund (except the Growth Equity Portfolio and Intermediate Fixed Income Portfolio) offers two classes of shares, one class being referred to as Original Shares and one class being referred to as Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 3. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A) Security Valuation. The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the- counter securities). Portfolio securities listed on the NASDAQ Stock Market, Inc. will be valued at NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities and short-term investments with 60 days or less remaining to maturity are valued on an amortized cost basis.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held during the year ended March 31, 2006.

B) Security Transactions, Dividends and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds.

D) Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’

47

Notes to Financial Statements, continued

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

Small/Mid Cap Equity Portfolio	0.85%
Mid Cap Equity Portfolio	0.85%
Core Equity Portfolio	0.75%
Growth Equity Portfolio	0.75%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

48

Renewal of Investment Advisory Agreement

At a meeting of the Board of Trustees held on March 9, 2006, with all of the independent trustees present, the Board unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to approve the Advisory Agreement, the Board (including the independent trustees) considered as part of a rigorous and active discussion a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent trustees also discussed the proposed renewal in a private session at which no representatives of the Investment Advisor were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, extent and quality of services provided by the Investment Advisor

The Board reviewed the past services provided by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides high-quality advisory services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. Other aspects of the high level of service provided by the Advisor include the need to manage the Funds in a manner to meet their daily liquidity needs with the least disruption to the applicable investment objectives, strategies and policies, the need to manage other service providers, and the need to operate in compliance with a complex regulatory structure. The Board also viewed favorably the Investment Advisor’s promotion of additional personnel involved with investment advisory services provided to the Funds.

Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds compared to relevant securities indexes and various peer groups of mutual funds prepared by Lipper, Inc. and Morn-ingstar with respect to various periods. The Board (including the independent trustees) concluded that each Fund’s performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees conducted a probing inquiry of the Investment Advisor’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which

Notes to Financial Statements, continued

constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board also accepts the Investment Advisor’s assertion that its profit margins from the Funds overall have declined since the late 1990s, except for a slight increase compared to last year, as a result of increased regulatory and other costs involved with the mutual fund business. The Advisor also noted that its expenses are not expected to decrease with respect to the Small/Mid Cap Portfolio as a result of that Fund being closed to new investors. Another aspect of increased overall expenses that the Advisor presented to the independent trustees results from bringing in additional personnel and promoting existing personnel.

The Investment Advisor presented information showing that the advisory fees charged to the Funds are within the range of fees charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services that is needed for the Funds compared to comparably sized institutional clients. The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Investment Advisor’s level of profit-ability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realizes that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. But the independent trustees did not disagree with the Investment Advisor’s assertion that the advisory fees compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund.

The independent trustees also considered the Investment Advisor’s description of the increased costs it is facing as a result of its growth in assets and accounts, particularly in 2005 and so far in 2006. Those increased costs relate to needed investments in enhanced infrastructure, technology and related consulting services. The Board recognized that those increased costs tend to offset any realized economies of scale.

Fall-Out Financial Benefits

The Board (including the independent trustees) considered other actual and potential financial ben-efits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business.
49
Conclusion

The Board and the independent trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

Small/Mid Cap Equity	1.23%
Mid Cap Equity	1.10%
Core Equity	1.04%
Growth Equity	0.94%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Notes to Financial Statements, continued

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Funds, and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by either party upon 60 days’ written notice.

Expenses reimbursed by the Advisor may be recouped from the Funds and are subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period will be limited to three years from the year of the reimbursement, and is subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2006, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Mid Cap Equity	$23,558
Growth Equity	$177,171
Balanced	$20,591
Intermediate Fixed Income	$528,603
50

At March 31, 2006, the Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

				Intermediate
	Mid Cap	Growth		Fixed
	Equity	Equity	Balanced	Income
2007	-	$61,313	-	$179,620
2008	-	$58,971	$20,591	$179,102
2009	$23,558	$56,887	-	$169,881

C) Distribution Plan. The Trust, on behalf of the Funds, has approved a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Small/Mid Cap Equity Portfolio, Mid Cap Equity Portfolio, Core Equity Portfolio and Balanced Portfolio do not pay any distribution fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Advisor. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”).

D) Administrative Services Agreement. The Trust, on behalf of the Funds, has entered into an administrative services agreement with the Administrator. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of an annual minimum or the annual rate of: 0.10% of first $100 million of average daily net assets 0.05% of next $100 million of average daily net assets 0.03% of average net assets over $200 million.

The Small/Mid Cap Equity, Core Equity and Balanced Portfolios will pay an annual minimum fee of $40,000 for Original Shares and $3,333 for Institutional Shares. The Mid Cap Equity Portfolio and the Growth Equity Portfolio will pay an annual minimum fee of $12,000 and there is no minimum fee for the Intermediate Fixed Income Portfolio.

E) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Effective September 2005, outside Trustees are compensated by the Trust at the total rate of $20,000 per year plus $2,500 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each outside Trustee is $30,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments provided for in the Compensation Plan. If a trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

An officer of the Administrator and the Trust serves as the Trust’s Chief Compliance Officer. The Administrator receives an annual fee of $50,000 for the 12 months ended September 30, 2005 and $35,000 for the 12 months ended September 30, 2006 and thereafter from the Trust for providing the Chief Compliance Officer.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the year ended March 31, 2006, were as follows:

Fund	Purchases	Sales
Small/Mid Cap Equity	$3,252,884,732	$1,605,318,505
Mid Cap Equity	4,444,005	904,723
Core Equity	390,775,377	400,960,472
Growth Equity	16,035,224	10,050,487
Balanced	66,363,146	77,325,105
Intermediate Fixed Income	11,514,127	13,164,109

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $11,981,269 and $11,693,441 and sold $7,656,762 and $12,182,270, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Small/Mid Cap Equity Portfolio, Mid Cap Equity Portfolio, Core Equity Portfolio and Growth Equity Portfolio.

NOTE 5. INCOME TAXES

A Fund shall not distribute any realized gain distributions to the extent it has outstanding capital loss carryovers. Capital loss carryforwards available for federal income tax purposes as of March 31, 2006, were as follows:

Expiring	Growth	Intermediate
in	Equity	Fixed Income
2010	$820,858	-
2011	2,365,935	-
2014	-	$53,459
Total	$3,186,793	$53,459

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences arising from differing treatment of certain income and non-deductible current year net operating loss, re-classification adjustments were made to increase (decrease) the accounts listed below:

		Undistributed	Undistributed
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Small/Mid
Cap Equity	($4)	$5,338,064	($5,338,060)
Mid Cap Equity	-	1,009	(1,009)
Growth Equity	(42,000)	41,998	2
Intermediate
Fixed Income	(2)	1	1
51
_______________

As of March 31, 2006, the tax basis of the Fund’s investments and tax components of distributable earnings were as follows:

	Small/Mid Cap	Mid Cap	Core	Growth		Intermediate
	Equity	Equity	Equity	Equity	Balanced	Fixed Income
Cost of investments
for tax purposes	$2,569,989,875	$4,999,610	$472,428,527	$13,282,620	$104,159,485	$53,534,537
Gross tax unrealized appreciation	635,076,512	254,003	139,333,283	1,915,790	20,447,304	5,237
Gross tax unrealized depreciation	(26,222,247)	(43,601)	(7,857,966)	(229,522)	(2,156,896)	(1,469,169)
Net tax unrealized appreciation
(depreciation) on investments	608,854,265	210,402	131,475,317	1,686,268	18,290,408	(1,463,932)
Undistributed ordinary income	$4,300,399	$43,148	$1,854,243	-	$352,554	$2,360
Undistributed long-term
capital gains	$36,135,875	-	$10,925,833	-	$2,094,097	-
Other accumulated gains (losses)	($86,786)	-	($145,890)	($3,199,031)	($52,806)	($400,274)
Total accumulated earnings (losses)	$649,203,753	$253,550	$144,109,503	($1,512,763)	$20,684,253	($1,861,846)

As of March 31, 2006, the Intermediate Fixed Income Portfolio had post-October losses of $321,593.

The tax composition of distributions paid during the years ended 3/31/06 and 3/31/05 were as follows:

	Small/Mid Cap	Mid Cap	Core	Growth		Intermediate
	Equity	Equity	Equity	Equity	Balanced	Fixed Income
Ordinary income 2006	$30,578,648	-	$2,943,996	-	$3,337,740	$2,056,753
Ordinary income 2005	$4,981,467	-	$776,359	-	$1,667,226	$1,875,889
Long-term capital gain 2006	$29,650,356	-	-	-	$3,782,624	-
Long-term capital gain 2005	$19,992,700	-	-	-	-	$409,889

See accompanying Notes to Financial Statements.

Notes to Financial Statements, continued (Unaudited)

The percentage of dividend income distributed for the year ended March 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Small Mid Cap Portfolio 39%, Core Equity Portfolio 100% and Balanced Portfolio 78%.

The percentage of dividend income distributed for the year ended March 31, 2006 designated as qualified dividends received deduction available to corporate shareholders, is as follows (unaudited): Small/Mid Cap Portfolio 31%, Core Equity Portfolio 100% and Balanced Portfolio 73%.

For the year ended March 31, 2006, the Small/ Mid Cap Equity Portfolio, Core Equity Portfolio and the Balanced Portfolio designated $36,135,875, $10,931,595 and $2,095,109, respectively, as long-term capital gains dividends.

NOTE 6. TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected†, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund directors and officers and is available without charge, upon request, by calling 1-800-248-6314.

I N D E PE N D E N T   T R U S T E E S
James E. Diamond Jr.
P.O. Box 548, Scappoose, OR 97056 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) 2003 to present. Chief Operating Officer of Homestead Capital (nonprofit housing projects) from 2000 to 2003. President and Chief Financial Officer of Paul O. Giesey Adcrafters, Inc. (printing and typography) from 1991 to 1999, 6

John W. Ferris
1619 Windermere Dr. E., Seattle, WA 98112 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present. Partner of Peterson Sullivan LLC, prior to 1998, 6

Gary L. Sundem
University of Washington Business School, Seattle, WA 98195 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to present, 6

52

I N T E RE S T E D  T R U S T E E S  A N D OT H E R  O F F I C E R S
J. Glenn Haber*
601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Trustee, Chief Executive Officer, Secretary and Treasurer, January 1994, Principal and Chief Operating Officer of the Advisor, 6

John W. O’Halloran*
601 Union St., Ste. 2801, Seattle, WA 98101 (1960), President, June 2003, Officer of Columbia Management Co. (investment management) from 1983 to 2003, January 2005, Principal of the Advisor

James R. Margard*
601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Michael E. Raney*
601 Union St., Ste. 2801, Seattle, WA 98101 (1948), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*
601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*
601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Robert M. Slotky
2020 E. Financial Way, Suite 100, Glendora, CA 91741 (1947), Vice President and Chief Compliance Officer, September 2004, Vice President U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, Investment Company Administration, LLC from May 1997 to July 2001

Mike McVoy
615 E. Michigan Street, Milwaukee, WI 53202 (1957), AML Officer, September 2002, Legal Counsel, since 1986; Chief Compliance Officer and AML Officer U.S. Bancorp Fund Services, LLC, since 2002

Rita Dam
2020 E. Financial Way, Suite 100, Glendora, CA 91741 (1966), AML Officer, September 2002, Vice President U.S. Bancorp Fund Services, LLC, since 1994

* Denotes “interested person,” as that is defined by the 1940 Act.

†Trustees and officers of the Fund serve until their resignation, removal or retirement.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Small/Mid Cap Equity, Mid Cap Equity, Core Equity, Growth Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2006 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, except for the statements of operations and changes in net assets and financial highlights for the Mid Cap Equity Portfolio which are for the period from December 27, 2005 (inception) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2006, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.
53

Los Angeles, California
May 17, 2006

DIRECTORY OF FUNDS’ SERVICE PROVIDERS

INVESTMENT ADVISOR
Rainier Investment Management, Inc.®
601 Union Street, Suite 2801
Seattle, WA 98101

D I S T R I B U TO R
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

A D M I N I S T R ATO R
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

C U S TO D I A N,  T R A N S F E R  AG E N T
A N D  F U N D  AC C O U N TA N T
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

I N D E PE N D E N T  RE G I S T E RE D
P U B L I C  AC C O U N T I N G   F I R M
KPMG LLP
355 South Grand Avenue
Suite 2000
Los Angeles, CA 90071

L E G A L C O U N S E L
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

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GENERAL INFORMATION

Rainier Investment Management Mutual Funds
March 31, 2006 (Unaudited)

P R OX Y  VOT I N G  P O L I C I E S  A N D  P R O C E D U RE S
You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/ im_prospectapp.asp; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Q U A RT E R LY  F O R M  N - Q  P O RT F O L I O   S C H E D U L E
Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-551-8090.

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INDEX DESCRIPTIONS

The Standard & Poor’s 500 Index®is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000®Index, the Russell Midcap®Index, the Russell 2500™Index and the Russell 2000®Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.8 to $386.9 billion, $1.8 to $13.7 billion, $182.6 million to $4.5 billion, and $182.6 million to $1.8 billion, respectively, as of June 30, 2005.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lehman U.S. Government/Credit Intermediate Bond Index is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Balanced Index consists of 60% Standard & Poor’s 500 Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, Washington 98101
TEL 800.248.6314 www.rainierfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There are no “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2006 and 2005. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2006	FYE 3/31/2005
Audit Fees	$121,500	$107,625
Audit-Related Fees	None	None
Tax Fees	$26,100	$20,750
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2006	FYE 3/31/2005
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Disclosure Controls & Procedures Committee have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rainier Investment Management Mutual Funds

By (Signature and Title)_/s/ J. GLENN HABER
J. Glenn Haber
Chief Executive Officer and Treasurer

Date  6/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ J. GLENN HABER
J. Glenn Haber
Chief Executive Officer and Treasurer

Date  6/8/06

* Print the name and title of each signing officer under his or her signature.